EXHIBIT A

A consolidating statement of income and surplus of CMS Energy and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of CMS Energy and its subsidiary companies as of the close of such calendar year is attached.

                          CMS ENERGY CORPORATION
                      Consolidating Statement of Income
                    For the Year Ended December 31, 1998
                   (In Millions, except Per Share Amounts)
                             Consumers  CMS         Inter-
                             Energy     Enterprises   company    CMS Energy
                CMS Energy   Company    Company       Elimina-   Corporation
                Corp.(1)     Consol.    Consol.       tions      Consol.
Operating
  Revenue
  Electric
    utility    $     -      $2,606       $    -        $    -     $2,606
  Gas utility        -       1,051            -             -      1,051
  Independent
    power
    production       -          50          227             -        277
  Oil and gas
    exploration
    and production   -           -           79            (16)       63
  Natural gas
    transmission,
    storage and
    processing       -           -          161           (1)        160
  Marketing,
    services and
    trading          -           -          998          (59)        939
  Other              -           2           45           (2)         45
                ------      ------       ------        ------     ------
     Total
      operating
      revenue        -       3,709        1,510          (78)     5,141
                ------      ------       ------        ------    ------
Operating
Expenses
  Fuel for
  electric
  generation         -         317           42            -        359
  Purchased
   power-related
   parties           -         573            -            -        573
  Purchased and
   interchange
   power             -         285          299            -        584
  Cost of gas sold   -         564          723          (75)     1,212
  Other operation
     expense         4         544          217           (2)       763
  Maintenance        -         173            3            -        176
  Depreciation,
    depletion
    and amortization 1         403           80            -        484
  General taxes      -         201           14            -        215
                ------      ------       ------       ------     ------
     Total
     operating
     expenses        5       3,060        1,378          (77)     4,366
                ------      ------       ------       ------     ------
Pretax
Operating
Income (Loss)       (5)        649          132           (1)       775
                ------      ------       ------       ------     ------
Other
Income
(Deductions)
  Loss on MCV
    power
    purchases        -         (37)            -           -        (37)
  Dividends
    and interest
    from affiliates 32          14             3         (49)         -
  Accretion income   -           6             -           -          6
  Accretion expense  -         (16)            -           -        (16)
  Other, net       394           -             6        (399)         1
                ------      ------        ------      ------     ------
     Total
     other
     income
      (deductions) 426         (33)            9        (448)       (46)
                ------       ------       ------       ------    ------
Fixed Charges
  Interest on
  long-term debt   157         138            23           -        318
  Other interest    12          38            30         (33)        47
  Capitalized
    interest        (8)         (1)          (20)          -        (29)
  Preferred
    dividends        -          19            10         (10)        19
  Preferred
    securities
    distributions   14          18             -           -         32
                ------      ------        ------      ------     ------
     Net fixed
      charges      175         212            43         (43)       387
                ------      ------        ------      ------     ------
Income (Loss)
  Before Income
  Taxes            246         404            98         (406)      342

Income Taxes       (45)        135            10            -       100
                ------      ------        ------       ------    ------
Consolidated
Net Income
(Loss) before
Effect of
Change in Acctg.
Principle          291         269           88          (406)     242

Cumulative
Effect of
Change in
Acctg. Prin.         -          43            -             -       43
                ------      ------       ------        ------   ------
Consolidated
Net Income
(Loss) before
  Common Stock
  Dividends        291         312           88           (406)    285

Dividends on
 Common Stock      146         242            -           (248)    140
                ------      ------       ------         ------  ------

Consolidated
Net Income
(Loss) after
  Common Stock
  Dividends     $  145      $   70       $   88         $ (158) $  145
                ======      ======       ======         ======  ======
Average Number
of CMS Energy
Common Shares
Outstanding                                                      102,446

Basic Earnings
Per CMS Energy
Average Common
Share                                                             $ 2.65

Diluted Earnings
Per CMS Energy
Average Common
Share                                                             $ 2.62



(1)  Represents CMS Energy Corporation with Consumers Energy
Company and CMS Enterprises Company included on the equity method of accounting.



                           CONSUMERS ENERGY COMPANY
                      Consolidating Statement of Income
                    For the Year Ended December 31, 1998
                                (In Millions)


                         Michigan   Huron    CMS              Inter-   Consumers
              Consumers  Gas        Hydro-   Midland  CMS     company  Power
              Energy     Storage    carbons  Holdings Midland Elimina- Company
              Company(2) Company    Inc.     Company  Inc.    tions    Consol.
Operating
 Revenue
 Electric     $2,606     $    -     $   -    $   -    $   -    $ -    $2,606
  Gas          1,047         19         -        -        -    (15)    1,051
  Other            3          -         -       11       39     (1)       52
              ------     ------    ------   ------   ------  ------    ------
   Total
   operating
   revenue     3,656         19         -       11       39     (16)   3,709
              ------     ------     -----   ------   ------  ------   ------
Operating Expenses
Fuel for
  electric
  generation     317         -          -        -         -     -      317
  Purchased
    power -
    related
    parties      573         -          -        -         -     -      573
  Purchased
   and
   interchange
   power         285         -          -        -         -     -      285
  Cost of gas
   sold          579         -          -        -         -   (15)     564
  Other operation
   expense       537         8          -        -         -    (1)     544
  Maintenance    169         4          -        -         -     -      173
  Depreciation,
    depletion
    and
    amortization 401         1          -        -         1     -      403
  General taxes  199         2          -        -         -     -      201
              ------    ------     ------   ------    ------ ------  ------
     Total
     operating
     expenses  3,060        15          -        -         1    (16)  3,060
              ------    ------     ------   ------    ------ ------  ------
Pretax
Operating
Income           596         4          -       11        38      -     649
              ------    ------     ------   ------    ------   -----  ------
Other
Income
(Deductions)
  Loss on MCV
  power
  purchases     (37)        -          -        -         -      -     (37)
  Dividends
    and
    interest
    from
    affiliates   32         1          -        -         1    (20)     14
  Accretion
   income         6         -          -        -         -      -       6
  Accretion
    expense     (16)        -          -        -         -      -     (16)
  Other, net     37         -          -        -         -    (37)      -
             ------    ------     ------   ------    ------   -----  -----
   Total other
    income
   (deductions)  22         1          -        -         1    (57)    (33)
             ------    ------     ------   ------    ------  ------ ------
Interest
Charges
Interest on
long-term
debt            136         2          -        -         -      -     138

Other interest   58         -          -        -         -    (20)     38
  Capitalized
  interest       (1)        -          -        -         -      -      (1)
              -----     -----     ------   ------    ------   ----   -----
   Net interest
    charges     193         2          -        -         -    (20)    175
             ------    ------     ------   ------    ------  ------ ------
Income (Loss)
Before
Income Taxes   425         3          -       11        39    (37)    441

Income Taxes   119         1         (1)       2        14      -     135
            ------    ------     ------   ------    ------  ------ ------
Net Income
(Loss) before
Effect of
Change
in Acctg.
Prin.         306         2          1        9        25    (37)    306

Cumulative
Effect of
Change
in Acctg.
Prin.         43         -           -        -         -     -      43
          ------    ------      ------   ------    ------  ----- ------
Net Income
(Loss)       349         2           1        9        25   (37)    349

Preferred
Stock
Dividends     19         -           -        -         -     -      19

Preferred
Securities
Distribution  18         -           -        -         -     -      18
          ------    ------      ------   ------    ------  ----  ------
Net Income
(Loss)
Available
to Common
Stockholder 312         2           1        9        25   (37)    312

Dividends
 on Common
Stock       242         -           -        -         -     -     242
         ------      ------    ------   ------    ------  -----  -----
Net Income
(Loss)
After
Common
Dividends$   70     $    2      $    1    $    9    $   25 $ (37) $  70
         ======     ======      ======    ======    ====== =====  =====


(2)  Represents Consumers Energy Company, CMS Engineering Company,
ES Services Company and Consumers EnergyGuard Services, Inc. consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.


                           CMS ENTERPRISES COMPANY
                      Consolidating Statement of Income
                     For the Year Ended December 31, 1998
                                  (In Millions)


                       CMS     CMS                                 CMS Gas
          CMS          Oil and  Generation CMS     CMS     CMS     Trans. &
          Enterprises  Gas Co.  Co.        Capital Land    MS & T  Stor. Co.
          Company(3)   Consol.  Consol.    Corp.   Company Company Consol.
Operating
Revenue
Oil and
 gas
 explora-
 tion
 and
 product-
 ion      $    -       $  127   $    -     $    -  $    - $    -   $    -
Indepen-
 dent
 power
 product-
 ion           -            -      227          -       -      -        -
Natural gas
 transmission,
 storage and
 processing    -            -        -          -       -      -      161
Marketing,
 services
 and trading                                                        1,007
Other          -            -        -         7        8      -        -
          ------       ------   ------    ------   ------ ------   ------
 Total
   operating
   revenue     -          127      227         7        8  1,007      161
          ------        -----   ------    ------   ------ ------   ------
Operating
Expenses
 Fuel for
 electric
 generation    -            -       42         -        -      -        -

Purchased
 and
 interchange
 power         -            -        -         -        -    287        -
Cost of
 gas sold      -            -        -         -        -    695       85
Other operation
 expense       5           76       68         -        -     18       26
Maintenance    -            2        -         -        -      -        1

Depreciation,
 depletion
 and
 amortization  -           38       21         -        -      2       14
General
 taxes         1            5        1         -        -      1        2
          ------       ------    -----    ------   ------  -----   ------
Total
 operating
 expenses      6          121      132         -        -  1,003      128
          ------       ------   ------    ------   ------ ------   ------
Pretax
Operating
Income
(Loss)        (6)           6       95         7        8      4       33
          ------       ------    -----    ------   ------  -----   ------
Other
 Income
 (Deductions)
Dividends and
 interest
 from
 affiliates    4            -        2        17        -      -        1
  Other,
  net        101            2        1         1        -      -        2
          ------       ------    -----    ------    -----  -----   ------
Total other
 income
 (deduct-
  ions)      105            2        3        18        -      -        3
          ------       ------    -----     -----    -----   -----  ------
Fixed Charges
  Interest
  on long-
  term debt    -           12        7         -        -      -        4
  Other
   interest    5           4        20        19        -      1        2
Capitalized
 interest     (1)          -       (14)        -        -      -       (5)
  Preferred
   dividends  10           -         -         -        -      -        -
          ------      ------  --------  --------   ------  -----   ------
Net fixed
 charges      14          16        13        19        -      1        1
          ------      ------   -------   -------   ------  -----   ------
Income
 (Loss)
 Before
 Income
 Taxes        85          (8)       85         6        8      3       35
          ------      ------    ------    ------   ------  -----   ------

Income
 Taxes        (3)        (14)       11         2        3      1       13
          ------      ------     -----      ----    -----  -----   ------
Net
 Income
 (Loss)   $   88      $    6     $  74      $  4     $  5  $   2   $   22
          ======      ======     =====     =====     ====  =====   ======




                         CMS ENTERPRISES COMPANY
                   Consolidating Statement of Income
                 For the Year Ended December 31, 1998
                              (In Millions)
                      (Continued from Previous Page)


                          CMS      Inter-       CMS
                       Electric   company   Enterprises
                         & Gas    Elimina-    Company
                        Company    tions      Consol.
Operating Revenue
  Oil and gas
   exploration
   and production       $   -     $  (48)     $   79
Independent power
   production               -          -         227
Natural gas
   transmission,
   storage and
   processing               -          -         161
Marketing, services
   and trading              -         (9)        998
  Other                    30          -          45
                        -----      -----      ------
     Total operating
       revenue             30        (57)      1,510
                        -----      -----     -------
Operating Expenses
  Fuel for electric
    generation              -          -          42
  Purchased and
    interchange power      12          -         299
  Cost of gas sold          -        (57)        723
  Other operation expense  24          -         217
  Maintenance               -          -           3
  Depreciation, depletion
    and amortization        5          -          80
  General taxes             4          -          14
                        -----       ----     -------
     Total operating
       expenses            45        (57)      1,378
                        -----       -----     ------
Pretax Operating
Income (Loss)             (15)         -         132
                       ------      -----      ------
Other Income (Deductions)
  Dividends and
     interest from
     affiliates             -         (21)         3
  Other, net                -        (101)         6
                        -----      ------     ------
  Total other income
       (deductions)         -        (122)         9
                        -----     -------      -----
Fixed Charges
  Interest on
    long-term debt          -           -         23
  Other interest            1         (22)        30
  Capitalized interest      -           -        (20)
  Preferred dividends       -           -         10
                       ------       -----    -------
     Net fixed charges      1         (22)        43
                       ------       -----   --------
Income (Loss)
  Before Income Taxes     (16)       (100)        98
                       ------       -----    -------
Income Taxes               (3)          -         10
                       ------       -----    -------
Net Income (Loss)      $  (13)    $  (100)  $     88
                       ======     =======   ========



(3)  Represents CMS Enterprises Company, CMS Capital
     Financial Services, Inc., CMS Lake Muskegon Company, Monarch Management Corporation and CMS Resource Development Company consolidated with CMS Oil and Gas Company, CMS Generation Company, CMS Land Company, CMS Marketing, Services and Trading Company, CMS Gas Transmission and Storage Company, CMS Electric and Gas Company and CMS Capital Corporation included on the equity method of accounting.



                                CMS OIL AND GAS COMPANY
                          Consolidating Statement of Income
                          For the Year Ended December 31, 1998
                                        (In Millions)

                                                 CMS NOMECO
                    CMS    CMS                   Equatorial
    CMS
        CMS         NOMECO NOMECO        Terra   Guinea    CMS NOMECO NOMECO
        Oil and Gas Alba   International Energy, Oil & Gas Venezuela  Congo
        Company(4)  LDC    Inc.Consol.   Ltd.    Co.       LDC        Ltd.

Operating
Revenue
 Oil and
 gas
 explora-
  tion
 and
 product-
  ion   $   50      $  1   $ 19          $ 13   $  2        $  13    $  2
  Other      -         -      -             -      -            -       -
        ------      ----   ----         -----   ----       ------    ----
Total
 operating
 revenue    50         1     19            13      2          13        2
        ------      ----   ----         -----   ----      ------     ----
Operating
 Expenses
 Other
 operation
 expenses   38         -     18             3      1           6        1
 Maintenance 1         -      1             -      -           -        -
Depreciation,
 depletion
 and
 amortiza-
 tion       14         1      4             5      -           6        -
General
  taxes      3         -      -             1      -           1        -
         -----     -----    ---         -----   ----        ----     ----
  Total
  operating
  expenses  56         1     23             9      1          13        1
         -----     -----   ----         -----   ----       -----    -----
Pretax
Operating
 Income     (6)        -    (4)             4      1           -        1
        ------     -----  ----         ------   ----       -----    -----
Other
Income
(Deductions)
 Interest
 from
 affiliates  2         -     -              1      -           -        -
  Other,
  net        5         1     -              1      -           -        -
       -------     ----- -----        -------   ----      ------    -----
Total
other
income
(deduct-
ions)        7         1     -             2       -           -        -
         -----     ----- -----       -------   -----      ------    -----
Fixed
Charges
Interest
on long-
term debt   11         1     -             -       -           -        -
  Other
  interest   6         -     -             -       -           -        -
        ------      ---- -----       -------   -----      ------    -----
Net fixed
 charges    17         1     -             -       -           -        -
        ------     -----  ----       -------   -----      ------    -----
Income
(Loss)
 Before
 Income
 Taxes     (16)        -    (4)            6       1           -        1
        ------     ----- -----       -------   -----      ------    -----
Income
 Taxes     (22)        -     3             -       1           -        -
        ------     -----  ----       -------   -----      ------    -----
Net
 Income
 (Loss )$    6     $   -  $ (7)      $     6   $   -      $    -    $   1
        ======     =====  =====      =======   =====      ======    =====

                                  CMS OIL AND GAS COMPANY
                             Consolidating Statement of Income
                           For the Year Ended December 31, 1998
                                       (In Millions)
                               (Continued from Previous Page)


                   CMS NOMECO CMS      Explota-    CMS    Inter-   CMS
                   Inter-     NOMECO   ciones      NOMECO company  Oil and Gas
                   national   Ecuador  CMS NOMECO  E.G.   Elimina- Company
                   Ltd.       LDC      Inc.        Ltd.   tions    Consol.
Operating Revenue
  Oil and gas
    exploration
    and production $  -       $   16   $    4      $    7  $   -  $  127
  Other               -            -        -           -      -       -
                   ----       ------    -----      ------  -----  ------
   Total operating
    revenue           -           16        4           7      -     127
                   ----       ------    -----      ------  -----  ------
Operating Expenses
  Other operation
 expense              -            5        2           2      -      76
  Maintenance         -            -        -           -      -       2
  Depreciation,
    depletion
    and amortization  -            6        2           -      -      38
  General taxes       -            -        -           -      -       5
                  -----        -----    -----       -----  -----  ------
    Total operating
      expenses        -           11        4           2      -     121
                  -----        -----    -----       -----  -----  ------
Pretax Operating
 Income               -            5        -           5      -       6
                  -----       ------   ------       -----  -----  ------
Other Income (Deductions)
  Interest from
   affiliates         -            -        -           -    (12)      2
  Other, net          7            -        -           -    (12)      2
                 ------       ------   ------      ------  -----  ------
     Total other
      income
      (deductions)    7            -        -           -    (15)      2
                 ------       ------   ------      ------  -----  ------
Fixed Charges
  Interest on
   long-term debt     -            -        -           -      -      12
  Other interest      1            -        -           -     (3)      4
                -------       ------   ------      ------  -----  ------
     Net fixed
     charges          1            -        -           -     (3)     16
                -------       ------   ------      ------  -----  ------
Income (Loss)
   Before Income
   Taxes              6            5        -           5    (12)     (8)
                -------      -------   ------      ------  -----   -----
Income Taxes          -            2        -           2      -     (14)
                -------      -------   ------      ------  -----   -----
Net Income
  (Loss)         $    6      $     3   $    -      $    3  $ (12)  $   6
                =======      =======   ======      ======  =====   =====



(4)  Represents CMS Oil and Gas Company, NOMECO China Oil Co.,
NOMECO Thailand Oil Company, CMS NOMECO Pipeline Company, CMS NOMECO EG LDC and CMS NOMECO Holdings Ltd. consolidated with CMS NOMECO International, Inc. included on the equity method of accounting.



                            CMS OIL AND GAS INTERNATIONAL, INC.
                             Consolidating Statement of Income
                           For the Year Ended December 31, 1998
                                      (In Millions)


   CMS       CMS NOMECO  CMS       CMS NOMECO    CMS NOMECO Inter-   CMS
   NOMECO    Inter-      NOMECO    Int'l         Int'l.     Company  NOMECO
   Inter-    national    Inter.Eq. Cote D'Ivoire Tunisia,   Elimina- Inter.,
   national  Congo,      Guinea,   Inc.          Inc.       tions    Inc.
   Inc.(5)   Inc.        Inc.                                        Consol.
Operating
 Revenue
  Oil and
  gas
  exploration
  and
  production $ -  $ 15  $   2       $  -         $  2       $  -    $  19
  Other        -     -      -          -            -          -        -
             ---  ----  -----       ----         ----       ----    -----
   Total
   operating
   revenue     -    15      2          -            2          -       19
            ---- -----  -----       ----         ----       ----    -----
Operating
Expenses
  Other
   operation
   expense     -    12      1          4            1          -       18
  Maintenance  -     1      -          -            -          -        1
Depreciation,
 depletion
 and
 amortization  -     3      -          -            1          -        4
  General
    taxes      -     -      -          -            -          -        -
           -----  ----   ----      -----        -----      -----    -----
   Total
   operating
   expenses    -    16      1          4            2          -       23
           ----- -----   ----      -----        -----      -----    -----
Pretax
Operating
  Income
   (Loss)      -    (1)     1         (4)           -          -       (4)
          ------ -----   ----      -----        -----      -----    -----
Other
Income
(Deductions)  (4)    -      -          -            -          4        -
          ------ ----- ------      -----        -----      -----    -----
Fixed Charges
  Interest on
   long-term
   debt        -     -      -          -            -          -        -
  Other
    interest   -     -      -          -            -          -        -
          ------ -----  -----      -----         ----      -----    -----
   Net fixed
   charges     -     -      -          -            -          -        -
          ------ -----  -----      -----         ----       ----    -----
Income (Loss)
 Before
 Income
 Taxes        (4)   (1)     1         (4)           -          4       (4)
          ------  ----   ----      -----         ----       ----   ------
Income
 Taxes         3     -      -          -            -          -        3
          ------ -----   ----      -----         ----       ----   ------
Net Income
 (Loss)   $   (7) $ (1)  $  1      $ (4)         $  -       $  4   $   (7)
          ====== =====  =====      ====          ====       ====   ======


(5)  Represents CMS NOMECO International, Inc. and CMS NOMECO
International Transportation, Inc. consolidated.



                                                CMS GENERATION COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)



                     CMSG     CMSG    HYDRA-CO   CMSG      CMS        Jorf
          CMS        Honey    Filer   Enter-     Grayling  Int'l      Lasfar
          Generation Lake     City    prises,    Holdings  Operating Operations
          Co.(6)     Company  Inc.    Consol.    Company   Company   Handelsb.
Operating Revenue
  Independent
  power
  production      $    3  $    9  $   3  $   44  $    2  $   -   $  -
  Other                -       -      -       -       -      -      -
                  ------  ------  -----  ------  ------  -----  -----
   Total
   operating
   revenue             3       9      3      44       2      -      -
                  ------  ------  -----  ------  ------  -----  -----
Operating Expenses
  Fuel for
 electric
 generation            -       -      -       -       -      -      -
  Other
 operation
 expense              34       -      -       -       -      -      -
Depreciation,
 depletion
 and
 amortization          3       -      -       5       -      -      -
 General taxes         1       -      -       -       -      -      -
                   -----   -----   ----   -----   -----  -----  -----
 Total
 operating
 expenses             38       -      -       5       -      -      -
                   -----   -----   ----   -----   -----  -----  -----
Pretax
 Operating
 Income
 (Loss)              (35)      9      3      39       2      -      -
                   -----   -----   ----   -----   -----  -----  -----
Other Income
  (Deductions)
 Interest
 from
 affiliates            2       -      -       -       -      -      -
  Other,
   net               104       -      -       1       -      2      2
                   -----   -----  -----   -----   -----   ----  -----
 Total
 other
 income
 (deductions)        106       -      -       1       -      2      2
                   -----  ------  -----   -----   -----   ----  -----
Fixed Charges
  Interest
  on
  long-term
  debt                 1       -      -       -       -      -      -
  Other
 interest             17       -      -       2       -      -      -
  Capitalized
 interest            (14)      -      -       -       -      -      -
                  ------  ------   ----   -----   -----   ----   ----
Fixed charges          4       -      -       2       -      -      -
                  ------  ------   ----   -----   -----   ----   ----
Income
 (Loss)
 Before
 Income
 Taxes                67       9      3      38       2      2      2
                  ------  ------   ----   -----   -----   ----   ----
Income
 Taxes                (8)      3      1      16       1      -      -
                  ------  ------   ----   -----   -----   ----   ----
Net Income
 (Loss)           $   75  $    6   $  2   $  22   $   1   $  2   $  2
                  ======  ======   ====   =====   =====   ====   ====



                                            (Continued on Following Page)



                                                CMS GENERATION COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)

                                          Mid-      CMSG      CMS       Jeguru-
             CMSG     CMS                 Michigan  Inv. Co. Morocco    padu
             Holding  Generation CTM      Recycling I/II     Operating  CMSG
             Company  S.A.       Consol.  L.L.C.    Consol.   Co.SCA    Ltd.
Operating
Revenue
  Independent
 power
 production  $ 15     $ (1)      $  91    $    3    $   62    $   3     $  3
  Other         -        -           -         -         -        -        -
             ----     ----       -----    ------    ------   ------     ----
  Total
  operating
  revenue      15       (1)         91         3        62        3        3
             ----     ----       -----    ------    ------   ------     ----
Operating Expenses
  Fuel for
   electric
   generation   -        -          42         -         -        -        -
  Other
   operation
   expense      -        -          28         3        13        -        -
  Depreciation,
    depletion
    and
    amortiz-
    ation       -        -          12         -         1        -        -
  General
    taxes       -        -           -         -         -        -        -
           ------    -----      ------     -----     -----    -----     ----
     Total
      operating
      expenses  -        -          82         3        14        -        -
           ------    -----      ------     -----     -----    -----     ----
Pretax
Operating
Income (Loss)  15       (1)          9         -        48        3        3
           ------    -----      ------     -----     -----    -----     ----
Other
Income
(Deductions)
  Interest
   from
   affiliates   2        -           -         -         -        -        -
  Other, net    -        -           -         -         -        -        -
           ------    -----      ------     -----     -----    -----     ----
   Total
   other
   income
   (deduct-
    ions)       2        -           -         -         -        -        -
           ------    -----      ------     -----     -----    -----     ----
Fixed Charges
  Interest
    on long-
    term debt   -        -           6         -         -        -        -
  Other
    interest    1        -           2         -         3        -        -
  Capitalized
    interest    -        -           -         -         -        -        -
           ------    -----      ------     -----      ----    -----     ----
     Net
      fixed
      charges   1        -           8         -         3        -        -
           ------    -----      ------     -----      ----    -----     ----
Income
 (Loss)
Before
Income
Taxes          16       (1)          1         -        45        3        3
           ------    -----      ------     -----      ----    -----     ----
Income Taxes    6        -           1         -       (12)       1        -
           ------    -----      ------     -----      ----    -----     ----
Net Income
 (Loss)    $   10    $  (1)     $    -     $   -      $ 57     $  2     $  3
           ======    =====      ======     =====      ====    =====     ====



                                             (Continued on Following Page)



                                                CMS GENERATION COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                                                         Inter-    CMS
                                 CMSG        CMSG        company   Generation
                                 Inv. Co.    Altoona     Elimina-  Company
                                 III         Company     tions     Consol.
Operating Revenue
  Independent power production   $    -      $    -      $  (10)     $  227
  Other                               -           -           -           -
                                 ------      ------      ------      ------
     Total operating revenue          -           -         (10)        227
                                 ------      ------      ------      ------
Operating Expenses
  Fuel for electric generation        -           -           -          42
  Other operation expense             -           -         (10)         68
  Depreciation, depletion
    and amortization                  -           -           -          21
  General taxes                       -           -           -           1
                                 ------      ------      ------      ------
     Total operating expenses         -           -         (10)        132
                                 ------      ------      ------      ------
Pretax Operating Income (Loss)        -           -           -          95
                                 ------      ------      ------      ------
Other Income (Deductions)
  Interest from affiliates            -           3          (5)          2
  Other, net                          3           -        (111)          1
                                 ------      ------      ------      ------
                                      3           3        (116)          3
                                 ------      ------      ------      ------
Fixed Charges
  Interest on long-term debt          -           -           -           7
  Other interest                      -           -          (5)         20
  Capitalized Interest                -           -           -         (14)
                                 ------      ------      ------      ------
     Net fixed charges                -           -          (5)         13
                                 ------      ------      ------      ------
Income (Loss) Before Income Taxes     3           3        (111)         85
                                 ------      ------      ------      ------
Income Taxes                          1           1           -          11
                                 ------      ------      ------      ------
Net Income (Loss)                $    2      $    2      $ (111)     $   74
                                 ======      ======      ======      ======



(6)  Represents CMS Generation Company, CMSG Filer City Operating
Company, CMSG Grayling Company, CMSG Genesee Company, CMSG Recycling Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Mon Valley Company, CMSG Operating Company, Oxford Tire Supply, Inc., OTR of Massachusetts, Inc., CMSG Jorf Lasfar III LDC and CMSG Montreal Company consolidated with HYDRA-CO Enterprises, Inc., CMS Centrales Termicas S.A., CMSG Investment Company I and CMSG Investment Company II included on the equity method of accounting.



                                              HYDRA-CO ENTERPRISES, INC.
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)


          HYDRA-CO  CMS                                  Inter-   HYDRO-CO
          Enter-    Generation HCE     CMSG    Lakewood  company  Enter-
          prises,   Oper.Co.   Hudson, Stratton  Cogen.  Elimina- prises
          Inc.(7)   II         Inc.    Co.     L.P.      tions    Consol.
Operating Revenue
  Independent
  power
  production   $   17  $    2  $    2  $   21  $    2  $    -  $  44
  Other             -       -       -       -       -       -      -
               ------  ------  ------  ------  ------  ------ ------
     Total
     operating
     revenue       17       2       2      21       2       -     44
               ------  ------  ------  ------  ------  ------ ------
Operating Expenses
  Fuel for
   electric
   generation       -       -       -       -       -       -      -
  Other
   operation
   expense          -       -       -       -       -       -      -
  Depreciation,
    depletion
    and amortiza-
    tion            5       -       -       -       -       -      5
  General taxes     -       -       -       -       -       -      -
               ------   -----   -----    ----    ----   -----  -----
     Total
      operating
      expenses      5       -       -       -       -       -      5
               ------  ------   -----    ----    ----   -----  -----
Pretax
Operating
Income             12       2       2      21       2       -     39
               ------  ------   -----   -----    ----   -----  -----
Other
Income
(Deductions)       16       -       -       1       -     (16)     1
               ------  ------   -----   -----    ----   -----  -----
Fixed Charges
  Interest
    on long-
    term debt       -       -       -       -       -       -      -
  Other interest    1       -       -       -       1       -      2
  Capitalized
    interest        -       -       -       -       -       -      -
               ------   -----   -----   -----   -----   -----   ----
     Net
     fixed
     charges        1       -       -       -       1       -      2
               ------   -----   -----   -----   -----   -----   ----
Income
(Loss)
Before
Income Taxes       27       2       2      22       1     (16)    38
               ------   -----   -----   -----   -----   -----   ----
Income Taxes        5       1       1       9       -       -     16
               ------   -----   -----   -----   -----   -----   ----
Net Income
  (Loss)       $   22   $   1   $   1   $  13   $   1   $ (16)   $22
               ======   =====   =====   =====   =====   =====   ====



(7)  Represents HYDRA-CO Enterprises, Inc., HCE Appomattox, Inc.,
Lakewood Project Management, Inc., HCE Jamaica Development, Inc., HCE Rockford Diesel, Inc., HCE Lakewood, Inc., HCE Jamaica, Inc., HCE Imperial Valley, Inc. and New Bern Energy Recovery, Inc. consolidated.



                                              CMS CENTRALES TERMICAS S.A.
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)


                                     Centrales            Inter-
               CMS       Cuyana      Termicas   CMS       company
               Operating S.A. de     Mendoza    Ensenada  Elimina- CTM
               S.A.      Inversiones S.A.       S.A.      tions    Consol.
Operating Revenue
  Independent
  power
  production   $    1    $    -      $   53     $   37    $    -   $   91
  Other             -         -           -          -         -        -
               ------    ------      ------     ------    ------   ------
     Total
     operating
     revenue        1         -          53         37         -       91
               ------    ------      ------     ------    ------   ------
Operating
Expenses
  Fuel for
   electric
   generation       -         -          29         13         -       42
  Other
   operation
   expense          2         -          12         14         -       28
  Depreciation,
   depletion
   and amortiza-
   tion             -         -           8          4         -       12
  General taxes     -         -           -          -         -        -
               ------    ------      ------     ------    ------   ------
     Total
     operating
     expenses       2         -          49         31         -       82
               ------    ------      ------     ------    ------   ------
Pretax Operating
  Income           (1)        -           4          6         -        9
               ------    ------      ------     ------    ------   ------
Other
Income
(Deductions)        1         3           -          -        (4)       -
               ------    ------      ------     ------    ------   ------
Fixed Charges
  Interest on
   long-term
   debt             -         -           -          6         -        6
  Other interest    -         -           1          1         -        2
  Capitalized
   Interest         -         -           -          -         -        -
               ------    ------      ------     ------    ------   ------
     Net
      fixed
      charges       -         -           1          7         -        8
               ------    ------      ------     ------    ------   ------
Income
(Loss)
Before
Income Taxes        -         3           3         (1)       (4)       1
               ------    ------      ------     ------    ------   ------
Income Taxes        -         -           1          -         -        1
               ------    ------      ------     ------    ------   ------
Net Income
  (Loss)       $    -    $    3      $    2     $   (1)   $   (4)  $    -
               ======    ======      ======     ======    ======   ======




                                        CMS GENERATION INVESTMENT COMPANY I/II
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)


                     Jeguru-                     CMSG      CMSG     CMSG
            CMSG     padu       CMSG      CMSG   Loy Yang  Loy Yang Jorf
            Inv. Co. O&M Co.    Pinamucan Cebu   Holdings  Holdings Lasfar
            I/II(8)  Mauritius  LDC       LDC    1 Ltd.    2 Ltd.   I LDC
Operating Revenue
  Independent
   power
   production $  2   $    1     $   (1)   $    1  $   (2)  $    9   $    -
  Other          -        -          -         -       -        -        -
              ----   ------     ------    ------  ------   ------   ------
     Total
      operating
      revenue    2        1         (1)        1      (2)       9        -
              ----   ------     ------    ------  ------   ------   ------
Operating
Expenses
  Fuel for
   electric
   generation    -        -          -         -       -        -        -
  Other
   operation
   expense       -        -          -         1       -       10        1
  Depreciation,
   depletion
   and amortiza-
   tion          -        1          -         -       -        -        -
  General taxes  -        -          -         -       -        -        -
              ----   ------     ------    ------  ------   ------   ------
     Total
      operating
      expenses   -        1          -         1       -       10        1
              ----   ------     ------    ------  ------   ------   ------
Pretax
Operating
Income (Loss)    2        -         (1)        -      (2)      (1)      (1)
              ----   ------     ------    ------  ------   ------   ------
Other
Income
(Deductions)
  Interest
   from
   affiliates   41        -          -         -       -        -        -
  Other, net    21        -          -         -       -        -       26
            ------   ------     ------    ------  ------   ------   ------
   Total
    other
    income
    (deduc-
    tions)      62        -          -         -       -        -       26
            ------   ------     ------    ------  ------   ------   ------
Fixed Charges
  Interest
   on long-
   term debt     -        -          -         -       -        -        -
  Other interest 3        -          -         -      20       21        -
  Capitalized
   interest      -        -          -         -       -        -        -
            ------   ------     ------    ------  ------   ------   ------
     Net
      fixed
      charges    3        -          -         -      20       21        -
            ------   ------     ------    ------  ------   ------   ------
Income
(Loss)
Before
Income Taxes    61        -         (1)        -     (22)     (22)      25
            ------   ------     ------    ------  ------   ------   ------
Income Taxes     4        -          -         -      (8)      (8)       -
            ------   ------     ------    ------  ------   ------   ------
Net Income
 (Loss)     $   57   $    -     $   (1)   $    -  $  (14)  $  (14)  $   25
            ======   ======     ======    ======  ======   ======   ======



                                             (Continued on Following Page)



                                        CMS GENERATION INVESTMENT COMPANY I/II
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                   CMSG      Jorf              Jorf      Inter-   CMSG
                   Jorf      Lasfar    Jorf    Lasfar    company  Investment
                   Lasfar    Handels-  Lasfar  Power     Elimina- Co. I/II
                   II Ltd.   bolag     I HB    Energy HB tions    Consol.
Operating Revenue
  Independent
   power
   production      $    -    $    2    $   26  $   24    $    -   $   62
  Other                 -         -         -       -         -        -
                   ------    ------    ------  ------    ------   ------
     Total
       operating
       revenue          -         2        26      24         -       62
                   ------    ------    ------  ------    ------   ------
Operating Expenses
  Fuel for
   electric
   generation           -         -         -       -         -        -
  Other operation
   expense              1         -         -       -         -       13
  Depreciation,
   depletion
   and amortiza-
   tion                 -         -         -       -         -        1
  General taxes         -         -         -       -         -        -
                   ------    ------    ------  ------    ------   ------
     Total
     operating
     expenses           1         -         -       -         -       14
                   ------    ------    ------  ------    ------   ------
Pretax
 Operating
 Income (Loss)         (1)        2        26      24         -       48
                   ------    ------    ------  ------    ------   ------
Other Income
(Deductions)
  Interest from
    affiliates          -         -         -       -       (41)       -
  Other, net           26         -         -       -       (73)       -
                   ------    ------    ------  ------    ------   ------
                       26         -         -       -      (114)       -
                   ------    ------    ------  ------    ------   ------
Fixed Charges
  Interest on
   long-term debt       -         -         -       -         -        -
  Other interest        -         -         -       -       (41)       3
  Capitalized Interest  -         -         -       -         -        -
                   ------    ------    ------  ------    ------   ------
     Net fixed
      charges           -         -         -       -       (41)       3
                   ------    ------    ------  ------    ------   ------
Income (Loss)
Before Income Taxes    25         2        26      24       (73)      45
                   ------    ------    ------  ------    ------   ------
Income Taxes            -         -         -       -         -      (12)
                   ------    ------    ------  ------    ------   ------
Net Income (Loss)  $   25    $    2    $   26  $   24    $  (73)  $   57
                   ======    ======    ======  ======    ======   ======



(8) Represents CMSG Investment Company I, CMSG Investment Company II and CMSG Taweelah Ltd. consolidated.



                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)



                             CMS          CMS       CMS      CMS   CMS
        CMS Gas      CMS     Marysville   Gas       Jackson Saginaw Grand Lacs
        Transmission Antrim  Gas Liquids  Argentina Pipeline Bay    Holding
        Company(9)   Company Company      Company   Company Company Company
Operating
Revenue
  Natural
   gas
   trans-
    mission,
   storage
   and pro-
   cessing   $  12   $   13   $    3      $   13    $    2    $   1  $    5
  Other          -        -        -           -         -        -       -
            ------   ------   ------      ------    ------   ------  ------
Total
operating
revenue         12       13        3          13         2        1       5
            ------   ------   ------      ------    ------   ------  ------
Operating
Expenses
  Cost of
    gas sold     -        -        -           -         -        -       -
  Other
    operation
    expense      7        2        1           1         1        -       -
  Maintenance    -        -        -           -         -        -       -
  Depreciation,
    depletion
    and amor-
    tization     2        3        -           1         -        -       2
  General taxes  -        -        -           -         -        -       -
            ------   ------   ------      ------    ------   ------  ------
     Total
      operat-
      ing
      expenses   9        5        1           2         1        -       2
            ------   ------   ------      ------    ------   ------  ------
Pretax
 Operating
 Income (Loss)   3        8        2          11         1        1       3
            ------   ------   ------      ------    ------   ------  ------
Other
Income
(Deductions)
  Interest
    from
    affiliates   -        1        -           -         -        -       -
  Other, net    23        -        -           -         -        -       1
            ------   ------   ------      ------    ------   ------  ------
     Total
     other
     income
     (deduct-
     ions)      23        1        -           -         -        -       1
            ------   ------   ------      ------    ------   ------  ------
Fixed Charges
  Interest
   on long-
   term debt     -        3        -           -         -        -       -
  Other
   interest      1        -        1           -         -        -       -
  Capitalized
   interest     (5)       -        -           -         -        -       -
            ------   ------   ------      ------    ------   ------  ------
     Net
      fixed
      charges   (4)       3        1           -         -        -       -
            ------   ------   ------      ------    ------   ------  ------
Income
(Loss)
Before
Income
Taxes           30        6        1          11         1        1       4
            ------   ------   ------      ------    ------   ------  ------
Income Taxes     8        2        -           -         -        -       2
            ------   ------   ------      ------    ------   ------  ------
Net Income
 (Loss)     $   22   $    4   $    1      $   11    $    1    $   1  $    2
            ======   ======   ======      ======    ======   ======  ======



                                             (Continued on Following Page)



                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                   Cherokee   CMS Gas   CMS Con-  Grand   Inter-  CMS Gas
       Petal       Gas        Trans.of  tinential Lacs    Company Transmission
       Gas Storage Processing Australia Nat. Gas, Limited Elimina-Company
       Company     L.L.C.     Trust     Inc.      Part.   tions   Consol.
Operating
Revenue
  Natural
   gas
   trans-
   mission,
   storage
   and pro-
   cessing  $  2   $   21      $   13   $   69    $    7   $    - $  161
  Other        -        -           -        -         -        -      -
            ----   ------      ------   ------    ------   ------ ------
     Total
     operat-
     ing
     revenue   2       21          13       69         7        -    161
            ----   ------      ------   ------    ------   ------ ------
Operating
Expenses
  Cost of
   gas sold    2       15           2       66         -        -     85
  Other
   operation
   expense     -        3           4        2         5        -     26
  Maintenance  -        -           1        -         -        -      1
  Depreciation,
   depletion
   and amor-
   tization    -        2           2        2         -        -     14
  General
   taxes       -        1           -        1         -        -      2
            ----   ------      ------   ------    ------   ------  -----
     Total
      operat-
      ing
      expenses 2       21           9       71         5        -    128
          ------   ------      ------   ------    ------   ------ ------
Pretax
Operating
Income
(Loss)         -        -           4       (2)        2        -     33
          ------   ------      ------   ------    ------   ------ ------
Other
Income
(Deductions)
  Interest
   from
   affiliates  -        -           -        -         -        -      1
  Other, net   -        -           1        -         -      (23)     2
          ------   ------      ------   ------    ------   ------ ------
   Total
    other
    income
    (deduct-
     ions)     -        -           1        -         -      (23)     3
          ------   ------      ------   ------    ------   ------ ------
Fixed Charges
  Interest
   on long-
   term debt   -        -           -        1         -        -      4
  Other
   interest    -        -           -        -         -        -      2
  Capitalized
   interest    -        -           -        -         -        -     (5)
          ------   ------      ------   ------    ------   ------ ------
     Net
      fixed
      charges  -        -           -        1         -        -      1
          ------   ------      ------   ------    ------   ------ ------
Income
(Loss)
Before
Income
Taxes          -        -           5       (3)        2      (23)    35
          ------   ------      ------   ------    ------   ------ ------
Income
 Taxes         -        -           2       (1)        -        -     13
          ------   ------      ------   ------    ------   ------ ------
Net
Income
(Loss)    $    -   $    -      $    3   $   (2)   $    2   $  (23)$   22
          ======   ======      ======   ======    ======   ====== ======


(9)  Represents CMS Gas Transmission and Storage Company and CMS
Saginaw Bay Lateral Company consolidated.



                                                CMS ENERGY CORPORATION
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)


                                Consumers    CMS          Inter-
                                Energy       Enterprises  company  CMS Energy
                  CMS Energy    Company      Company      Elimina- Corporation
                  Corp.(1)      Consol.      Consol.      tions    Consol.
Plant and Property
(At Cost)
  Electric        $    -        $6,720        $    -      $     -   $ 6,720
  Gas                  -         2,360           342           (1)    2,701
  Oil and
   gas properties      -             -           670            -       670
  Independent
   power production    -             -           518            -       518
  Other               12            25           343           (7)      373
                  ------        ------        ------      -------   -------
                      12         9,105         1,873           (8)   10,982
  Less accumulated
    depreciation,
    depletion and
    amortization       6         4,862           345            -     5,213
                  ------        ------        ------      -------   -------
                       6         4,243         1,528           (8)    5,769
  Construction
   work-in-progress    -           165           106            -       271
                  ------        ------        ------      -------   -------
                       6         4,408         1,634           (8)    6,040
                  ------        ------        ------      -------   -------
Investments
  Associated
   companies       4,550           241           110       (4,901)        -
  Independent
   power
   production          -             -           888            -       888
  Natural gas
   transmission,
   storage and
   processing         (6)            -           500            -       494
  International
   energy
   distribution        -             -           209            -       209
  First Midland
   Limited
   Partnership         -           240             -            -       240
  Midland
   Cogeneration
   Venture             -           209             -            -       209
  Other                -             -            33            -        33
                  ------        ------        ------      -------   -------
                   4,544           690         1,740       (4,901)    2,073
                  ------        ------        ------      -------   -------
Current Assets
  Cash and
   temporary cash
   investments         8            25            68            -       101
  Accounts
   receivable        242           (48)          627         (346)      475
  Accrued revenues     -           225            20            -       245
  Inventories to
   average cost
   Gas in under-
   ground storage      -           219             -            -       219
  Materials and
   supplies            -            67            32            -        99
  Generating
   plant fuel
   stock               -            43             -            -        43
  Deferred income
   taxes               1            (9)            8            -         -
  Postretirement
   benefits            -            25             -            -        25
  Prepayments
   and other          (4)          162            42            -       200
                  ------        ------        ------      -------   -------
                     247           709           797         (346)    1,407
                  ------        ------        ------      -------   -------
Non-current Assets
  Nuclear
   decommissioning
   trust funds         -           557             -            -      557
  Postretirement
   benefits            1           372             -            -      373
  Abandoned Midland
   project             -            71             -            -       71
  Other              458           347           283         (299)     789
                  ------        ------        ------      -------  -------
                     459         1,347           283         (299)   1,790
                  ------        ------        ------      -------  -------
Total Assets      $5,256        $7,154        $4,454      $(5,554) $11,310
                  ======        ======        ======      =======  =======


(1)  Represents CMS Energy Corporation with Consumers Energy
Company and CMS Enterprises Company included on the equity method of accounting.



                                              CMS ENERGY CORPORATION
                            Consolidating Balance Sheet - Equity and Liabilities
                                                December 31, 1998
                                                   (In Millions)


                                 Consumers  CMS          Inter-
                                 Energy     Enterprises  company  CMS Energy
                    CMS Energy   Company    Company      Elimina- Corporation
                    Corp.(1)     Consol.    Consol.      tions    Consol.
Capitalization
  Common
   Stockholders'
   Equity
   Common stock      $    1      $  841     $    -       $  (841) $     1
    Other paid-
    in-capital        2,852         502      3,120        (3,880)   2,594
    Currency
     translation       (136)          -       (146)          146     (136)
    Revaluation
     capital             (9)         68         40          (108)      (9)
    Retained earnings  (234)        434       (315)         (119)    (234)
                     ------      ------     ------       -------  -------
                      2,474       1,845      2,699        (4,802)   2,216
  Preferred stock         -         238         99           (99)     238
  Company-obligated
   mandatorily
   redeemable Trust
   Preferred
   Securities of:
    Consumers Power
    Company
    Financing I (a)       -         100          -             -     100
     Consumers
     Energy Company
     Financing II (a)     -         120          -             -     120
  Company-obligated
   convertible
   Trust Preferred
   Securities of
   CMS Energy Trust
    I (b)               173           -          -             -     173
  Long-term debt      2,467       2,007        552          (300)  4,726
  Non-current
   capital leases         -         100          5             -     105
                     ------      ------     ------       ------- -------
                      5,114       4,410      3,355        (5,201)  7,678
                     ------      ------     ------       ------- -------
Current Liabilities
  Current portion
   of long-term
   debt                  19         119        120             -     258
  Current capital
   leases                 -          33          2             -      35
  Notes payable          98         215        246          (231)    328
  Accounts payable       (6)        190        312             5     501
  Accounts payable
    - related
    parties              17          79         88          (105)     79
  Power purchases         -          47          -             -      47
  Accrued interest       27          36         12           (10)     65
  Accrued taxes          55         238        (21)            -     272
  Accrued refunds         -          11          -             -      11
  Other                   1         138         76            (1)    214
                     ------      ------     ------       ------- -------
                        211       1,106        835          (342)  1,810
                     ------      ------     ------       ------- -------
Non-current Liabilities
  Deferred income
   taxes                (93)        666         76             -     649
  Postretirement
   benefits              15         456         18             -     489
  Deferred investment
   tax credit             -         134          1             -     135
  Power purchases         -         121          -             -     121
  Regulatory
   liabilities for
   income taxes, net      -          87          -             -      87
  Other                   9         174        169           (11)    341
                     ------      ------     ------       ------- -------
                        (69)      1,638        264           (11)  1,822
                     ------      ------     ------       ------- -------
Total Stockholders'
  Equity
  and Liabilities    $5,256      $7,154     $4,454       $(5,554)$11,310
                     ======      ======     ======       ======= =======

(a)  The primary asset of Consumers Power Company Financing I is
$103 million principal amount of 8.36 percent subordinated deferrable interest notes due 2015 from Consumers. The primary asset of Consumers Energy Company Financing II is $124 million principal amount of 8.20 percent subordinated deferrable interest notes due 2027 from Consumers.

(b) The primary asset of CMS Energy Trust I is $178 million principal amount of 7.75 percent convertible subordinated debentures due 2027 from CMS Energy.

(1) Represents CMS Energy Corporation and Consumers Energy Company and CMS Enterprises Company included on the equity method of accounting.



                                               CONSUMERS ENERGY COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)


                         Michigan  Huron   CMS              Inter-  Consumers
              Consumers  Gas       Hydro-  Midland  CMS     company Energy
              Energy     Storage   carbons Holdings MidlandElimina- Company
              Company(2) Company   Inc.    Company  Inc.    tions   Consol.
Plant and
Property
(At Cost)
  Electric     $6,720     $    -    $    -  $    -   $    -  $   -   $6,720
  Gas           2,246        114         -       -        -      -    2,360
  Other            25          -         -       -        -      -       25
               ------     ------    ------  ------   ------  -----   ------
                8,991        114         -       -        -      -    9,105
  Less
   accumulated
   depreciation,
   depletion and
   amortization 4,808         54         -       -        -      -    4,862
               ------     ------    ------  ------   ------  ------  ------
                4,183         60         -       -        -      -    4,243
  Construction
   work-in-
   progress       164          1         -       -        -      -      165
               ------     ------    ------  ------   ------  ------  ------
                4,347         61         -       -        -      -    4,408
               ------     ------    ------  ------   ------  ------  ------
Investments
  Associated
   companies      584          -         -       -        -   (343)     241
  First Midland
   Limited
   Partnership      -          -          -    240        -      -      240
  Midland
   Cogeneration
   Venture          -          -          -      -      209      -      209
  Other             -          -          -      -        -      -        -
               ------     ------     ------ ------   ------  ------  ------
                  584          -          -    240      209   (343)     690
               ------     ------     ------ ------   ------  ------  ------
Current Assets
  Cash and
   temporary cash
   investments      9          -         16      -        -      -       25
  Accounts
   receivable     (47)        13          -      -       10    (24)     (48)
  Accrued
   revenues       225          -          -      -        -      -      225
  Inventories
   to average
   cost
    Gas in under-
     ground
     storage      219          -          -      -        -      -      219
    Materials
     and
     supplies      67          -          -      -        -      -       67
    Generating
     plant fuel
     stock         43          -          -      -        -      -       43
  Deferred
   income taxes   (19)         -          -     10        -      -       (9)
  Postretirement
   benefits        25          -          -      -        -      -       25
  Prepayments
   and other      161          1          -      -        -      -      162
               ------     ------     ------ ------   ------  ------  ------
                  683         14         16     10       10    (24)     709
               ------     ------     ------ ------   ------  ------  ------
Non-current Assets
  Nuclear
   decommis-
   sioning
   trust funds    557          -          -      -        -      -      557
  Postretirement
   benefits       367          5          -      -        -      -      372
  Abandoned
   Midland
   project         71          -          -      -        -      -       71
  Other           573          1          -      -        -   (227)     347
               ------     ------     ------ ------   ------  ------  ------
                1,568          6          -      -        -   (227)   1,347
               ------     ------     ------ ------   ------  ------  ------
Total Assets   $7,182     $   81     $   16 $  250   $  219  $(594)  $7,154
               ======     ======     ====== ======   ======  ======  ======




(2)  Represents Consumers Energy Company, CMS Engineering Company,
ES Services Company, Consumers EnergyGuard Services, Inc. and MEC Development Corporation consolidated with Michigan Gas Storage Company, CMS Midland
Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.



                                         CONSUMERS ENERGY COMPANY
                          Consolidating Balance Sheet - Equity and Liabilities
                                            December 31, 1998
                                               (In Millions)


                       Michigan Huron    CMS                Inter-   Consumers
           Consumers   Gas      Hydro-   Midland   CMS      company  Energy
           Energy      Storage  carbons  Holdings  Midland Elimina-  Company
           Company(2)  Company  Inc.     Company   Inc.     tions    Consol.
Capitalization
  Common
  Stock-
  holders'
  Equity
  Common stock $  841  $   15   $    -   $    -    $    -   $  (15)  $  841
   Other
    paid-in-
    capital       509       -        3       32       153     (195)     502
   Revalua-
    tion
    capital        68       -        -        -         -        -       68
    Retained
    earnings      434      26        3       32        72     (133)     434
               ------  ------   ------   ------    ------   ------   ------
                1,852      41        6       64       225     (343)   1,845
  Preferred
   stock          238       -        -        -         -        -      238
  Company-
   obligated
   mandatorily
   redeemable
   Trust
   Preferred
   Securities
   of:
    Consumers
     Power
     Company
     Financing
     I (a)        100       -       -       -         -        -      100
    Consumers
     Energy
     Company
     Financing
     II (a)       120       -       -       -         -        -      120
  Long-term
   debt         2,217      17       -       -         -     (227)   2,007
  Non-current
   capital
   leases         100       -       -       -         -        -      100
               ------  ------  ------  ------    ------   ------   ------
                4,627      58       6      64       225     (570)   4,410
               ------  ------  ------  ------    ------   ------   ------
Current
Liabilities
  Current
   portion of
   long-term
   debt           115       4       -       -         -        -      119
  Current
   capital
   leases          33       -       -       -         -        -       33
  Notes payable   235       -       -       -         -      (20)     215
  Accounts
   payable        187       3       -       -         -        -      190
  Accounts
   payable -
   related
   parties         81       1       -       -         -       (3)      79
  Power purchases  47       1       -       -         -        -       47
  Accrued interest 36       -       -       -         -       (1)      36
  Accrued taxes   236       -       -       2         -        -      238
  Accrued refunds   5       6       -       -         -        -       11
  Other           138       -       -       -         -        -      138
               ------  ------  ------  ------    ------   ------   ------
                1,113      15       -       2         -      (24)   1,106
               ------  ------  ------  ------    ------   ------   ------
Non-current
Liabilities
  Deferred
   income
   taxes          506       3       8     162        (7)       -      666
  Postretirement
   benefits       451       5       -       -         -        -      456
  Deferred
   investment
   tax credit     111       -       -      22         1        -      134
  Power
   purchases      121       -       -       -         -        -      121
  Regulatory
   liabilities
   for income
   taxes, net      87       -       -       -         -        -       87
  Other           166       -       8       -         -        -      174
               ------  ------  ------  ------    ------   ------   ------
                1,442       8      10     184        (6)       -    1,638
               ------  ------  ------  ------    ------   ------   ------
Total
Stockholders'
Equity
and
Liabilities    $7,182  $   81  $   16  $  250    $  219   $ (594)  $7,154
               ======  ======  ======  ======    ======   ======   ======




(a)  The primary asset of Consumers Power Company Financing I is
$103 million principal amount of 8.36 percent subordinated deferrable interest notes due 2015 from Consumers. The primary asset of Consumers Energy Company Financing II is $124 million principal amount of 8.20 percent subordinated deferrable interest notes due 2027 from Consumers.

(2)  Represents Consumers Energy Company, CMS Engineering Company,
ES Services Company, Consumers EnergyGuard Services, Inc. and MEC Development Corporation consolidated with Michigan Gas Storage Company, CMS Midland
Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.



                                                CMS ENTERPRISES COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)


                      CMS      CMS        CMS                     CMS Gas
          CMS         Oil and  Generation Resource CMS     CMS    Tran. & Stor.
          Enterprises Gas Co.  Co.        Dev.     Land    MS & T Company
          Company(3)  Consol.  Consol.    Co.      Company CompanyConsol.
Plant and
Property
(At Cost)
  Oil and
   gas
   properties  $   -   $  670   $    -    $    -   $    -   $    - $    -
  Natural
   gas trans-
   mission,
   storage
   and pro-
   cessing         -        -        -         -        -        -    342
  Independent
   power
   production      1        -      517         -        -        -      -
  Other            2        -        -         -       15        4      -
              ------   ------   ------    ------   ------   ------ ------
                   3      670      517         -       15        4    342
  Less accumu-
   lated
   depreciation,
   depletion
   and amortiz-
   ation           1      245       53         -        -        1     22
              ------   ------   ------    ------   ------   ------ ------
                   2      425      464         -       15        3    320
  Construction
   work-in-
   progress        -        -      102         -        -        -      4
              ------   ------   ------    ------   ------   ------ ------
                   2      425      566         -       15        3    324
              ------   ------   ------    ------   ------   ------ ------
Investments
  Associated
   companies   2,852        -       28         -        -        -      -
  Independent
   power
   production      -        -      860         -        -        -     28
  Natural gas
   transmission,
   storage
   and pro-
   cessing         -        -        -         -        -        -    500
  International
   energy
   distribution    -        -        -         -        -        -      -
  Other           (3)       -        -         -       11       25      -
              ------   ------   ------    ------   ------   ------ ------
               2,849        -      888         -       11       25    528
              ------   ------   ------    ------   ------   ------ ------
Current Assets
  Cash and
   temporary
   cash
   investments    (3)      10       11         -        -       13     23
  Accounts
   receivable     30       81      179        14        -      121     97
  Accrued
   revenues        -       20        -         -        -        -      -
  Materials
   and
   supplies        -       17        8         -        -        -      -
  Deferred
   income taxes    -        5        2         -        -        1      -
  Prepayments
   and other       -       10       14         -        -        8     10
              ------   ------   ------    ------   ------   ------ ------
                  27      143      214        14        -      143    130
              ------   ------   ------    ------   ------   ------ ------
Non-current
Assets
  Post-
   retirement
   benefits        -        -        -         -        -        -      -
  Other            4       23      179         -        -        2     43
              ------   ------   ------    ------   ------   ------ ------
                   4       23      179         -        -        2     43
              ------   ------   ------    ------   ------   ------ ------
Total Assets  $2,882   $  591   $1,847    $   14   $   26   $  173 $1,025
              ======   ======   ======    ======   ======   ====== ======



                                             (Continued on Following Page)



                                                CMS ENTERPRISES COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                                  CMS                   Inter-      CMS
                               Electric      CMS       company  Enterprises
                                 & Gas     Capital     Elimina-   Company
                                Company     Corp.       tions     Consol.
Plant and Property (At Cost)
  Oil and gas properties         $    -      $    -     $     -      $  670
  Natural gas transmission, storage
    and processing                    -           -           -         342
  Independent power production        -           -           -         518
  Other                             324           -          (2)        343
                                 ------      ------     -------      ------
                                    324           -          (2)      1,873
  Less accumulated depreciation,
    depletion and amortization       23           -           -         345
                                 ------      ------     -------      ------
                                    301           -          (2)      1,528
  Construction work-in-progress       -           -           -         106
                                 ------      ------     -------      ------
                                    301           -          (2)      1,634
                                 ------      ------     -------      ------
Investments
  Associated companies                -           -      (2,770)        110
  Independent power production        -           -           -         888
  Natural gas transmission, storage
    and processing                    -           -           -         500
  International energy distribution 209           -           -         209
  Other                               -           -           -          33
                                 ------      ------     -------      ------
                                    209           -      (2,770)      1,740
                                 ------      ------     -------      ------
Current Assets
  Cash and temporary cash
    investments                       3          11           -          68
  Accounts receivable                51         286        (232)        627
  Accrued revenues                    -           -           -          20
  Materials and supplies              7           -           -          32
  Deferred income taxes               -           -           -           8
  Prepayments and other               -           -           -          42
                                 ------      ------     -------      ------
                                     61         297        (232)        797
                                 ------      ------     -------      ------
Non-current Assets
  Postretirement benefits             -           -           -           -
  Other                              32         114        (114)        283
                                 ------      ------     -------      ------
                                     32         114        (114)        283
                                 ------      ------     -------      ------
Total Assets                     $  603      $  411     $(3,118)     $4,454
                                 ======      ======     =======      ======


(3)  Represents CMS Enterprises Company, CMS Capital Financial
Services, Inc., CMS Lake Muskegon Company and Monarch Management Company consolidated with CMS Oil and Gas Company, CMS Generation Company, CMS Land Company, CMS Capital Corporation, CMS Marketing, Services and Trading Company, CMS Gas Transmission and Storage Company, CMS Resource Development Company and CMS Electric and Gas Company included on the equity method of accounting.



                                          CMS ENTERPRISES COMPANY
                          Consolidating Balance Sheet - Equity and Liabilities
                                             December 31, 1998
                                                (In Millions)


                      CMS      CMS        CMS                      CMS Gas
         CMS          Oil and  Generation Resource CMS     CMS     Tran. & Stor.
         Enterprises  Gas Co.  Co.        Dev.     Land    MS & T  Company
         Company(3)   Consol.  Consol.    Co.      Company Company Consol.
Capital-
ization
  Common
   Stock-
   holders'
   Equity
   Common
   stock    $   -     $    -    $    -     $    -   $    -  $    - $    -
   Other
    paid-
    in-
    capital 3,124        208     1,560          7       22      86    663
   Currency
    trans-
    lation   (146)         -      (116)         -        -       -    (15)
   Revalua-
    tion
    capital    40          1        (7)         -        -       -      -
   Retained
    earnings (319)        70      (127)         3        -       5      8
           ------     ------    ------     ------   ------  ------ ------
            2,699        279     1,310         10       22      91    656
  Preferred
    stock      99          -         -          -        -       -      -
  Long-
   term
   debt         -        195       313          -        -       -     93
  Non-current
   capital
   leases       -          -         -          -        -       -      5
           ------     ------    ------     ------   ------  ------ ------
            2,798        474     1,623         10       22      91    754
           ------     ------    ------     ------   ------  ------ ------
Current Liabilities
  Current
   portion of
   long-term
   debt         -         34        14          -        -       -      7
  Current
   capital
   leases       -          1         -          -        -       -      1
  Notes
   payable     (3)         -        27          -        1       -    103
  Accounts
   payable      8        101        52          -        -      90     67
  Accounts
   payable-
   related
   parties     57          1        30          1        -      (1)    16
  Accrued
   interest     -          1         7          -        -       -      1
  Accrued
   taxes       (5)       (22)        4          -        -       1      4
  Other         2          7        31          4        -      (1)    15
           ------     ------    ------     ------   ------  ------ ------
               59        123       165          5        1      89    214
           ------     ------    ------     ------   ------  ------ ------
Non-current
Liabilities
  Postre-
   tirement
   benefits     4          5         4          -        -       2      2
  Deferred
   income
   taxes       21        (11)       22         (1)       3       1     34
  Deferred
   investment
   tax credit   -          -         1          -        -       -      -
  Other         -          -        32          -        -     (10)    21
           ------     ------    ------     ------   ------  ------ ------
               25         (6)       59         (1)       3      (7)    57
           ------     ------    ------     ------   ------  ------ ------
Total
Stock-
holders'
Equity
 and
Liabil-
ities      $2,882     $  591    $1,847     $   14   $   26  $  173 $1,025
           ======     ======    ======     ======   ======  ====== ======



                                             (Continued on Following Page)



                                             CMS ENTERPRISES
COMPANY
                            Consolidating Balance Sheet - Equity and Liabilities
                                                December 31, 1998
                                                  (In Millions)
                                          (Continued from Previous Page)


                                  CMS                   Inter-      CMS
                               Electric      CMS       company  Enterprises
                                 & Gas     Capital     Elimina-   Company
                                Company     Corp.       tions     Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -     $     -      $    -
    Other paid-in-capital           388          10      (2,948)      3,120
    Currency translation            (15)          -         146        (146)
    Revaluation capital               -           -           6          40
    Retained earnings               (15)          5          55        (315)
                                 ------      ------     -------      ------
                                    358          15      (2,741)      2,699
  Preferred stock                     -           -           -          99
  Long-term debt                      -          65        (114)        552
  Non-current capital leases          -           -           -           1
                                 ------      ------     -------      ------
                                    358          80      (2,855)      3,355
                                 ------      ------     -------      ------
Current Liabilities
  Current portion of long-term
    debt                             65           -           -         120
  Current capital leases              -           -           -           2
  Notes payable                       4         316        (202)        246
  Accounts payable                   25           2         (33)        312
  Accounts payable - related
    parties                           7           -         (23)         88
  Accrued interest                    -           8          (5)         12
  Accrued taxes                      (4)          1           -         (21)
  Other                              14           4           -          76
                                 ------      ------     -------      ------
                                    111         331        (263)        835
                                 ------      ------     -------      ------
Non-current Liabilities
  Postretirement benefits             1           -           -          18
  Deferred income taxes               7           -           -          76
  Deferred investment tax credit      -           -           -           1
  Other                             126           -           -         169
                                 ------      ------     -------      ------
                                    134           -           -         264
                                 ------      ------     -------      ------
Total Stockholders' Equity
  and Liabilities                $  603      $  411     $(3,118)     $4,454
                                 ======      ======     =======      ======



(3)  Represents CMS Enterprises Company, CMS Capital Financial
Services, Inc., CMS Lake Muskegon Company and Monarch Management Company consolidated with CMS Oil and Gas Company, CMS Generation Company, CMS Land Company, CMS Capital Corporation, CMS Marketing, Services and Trading Company, CMS Gas Transmission and Storage Company, CMS Resource Development Company and CMS Electric and Gas Company included on the equity method of accounting.



                                                CMS OIL AND GAS
COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)



                  CMS     Explota-   CMS NOMECO  CMS     CMS       CMS
      CMS         NOMECO  ciones     Inter-      NOMECO  NOMECO    NOMECO
      Oil and Gas Alba    CMS NOMECO national    Ecuador Venezuela Interna.
      Company(4)  LDC     Inc.       Ltd.        LDC     LDC       Inc.Consol.
Plant
and
Property
(Suc
Efforts)
  Oil and
   gas
   pro-
   perties  $ 269  $    8  $   25    $    -      $   88   $   50  $  103
  Other         -       -       -         -           -        -       -
           ------  ------  ------    ------      ------   ------  ------
              269       8      25         -          88       50     103
  Less
   accumu-
   lated
   deprecia-
   tion,
   depletion
   and amort-
   ization    129       1      14         -          61       13      12
           ------  ------  ------    ------      ------   ------  ------
              140       7      11         -          27       37      91
  Con-
   struction
   work-in-
   progress     -       -       -         -           -        -       -
           ------  ------  ------    ------      ------   ------  ------
              140       7      11         -          27       37      91
           ------  ------  ------    ------      ------   ------  ------
Investments
  Associated
   companies  336       -       -       126           -        -       -
  Other         -       -       -         -           -        -       -
           ------  ------  ------    ------      ------   ------  ------
              336       -       -       126           -        -       -
           ------  ------  ------    ------      ------   ------  ------
Current
Assets
  Cash and
   temporary
   cash
   invest-
   ments        1       -       1         -           -        -       5
  Accounts
   receivable  62       -       1        22           4        -      18
  Accrued
   revenues     8       -       1         -           1        3       2
  Materials
   and
   supplies     2       -       -         -           2        1       9
  Deferred
   income
   taxes        5       -       -         -           -        -       -
  Prepayments
   and other    -       -       -         -           1        -       3
           ------  ------  ------    ------      ------   ------  ------
               78       -       3        22           8        4      37
           ------  ------  ------    ------      ------   ------  ------
Non-current
Assets
  Post-
   retire-
   ment
   benefits     -       -       -         -           -        -       -
  Other         4       2       -         -           -        -       8
           ------  ------  ------    ------      ------   ------  ------
                4       2       -         -           -        -       8
           ------  ------  ------    ------      ------   ------  ------
Total
Assets     $  558  $    9  $   14    $  148      $   35   $   41  $  136
           ======  ======  ======    ======      ======   ======  ======


                                             (Continued on Following Page)



                                                CMS OIL AND GAS COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                                    CMS NOMECO
                   CMS      CMS     Equatorial   Terra     CMS        CMS
                   NOMECO   NOMECO  Guinea       Energy    NOMECO     NOMECO
                   E.G.     E.G.    Oil & Gas    Ltd.,     Holdings   Congo
                   LDC      Ltd.    Co.          Consol.   Ltd.       Ltd.
Plant and
Property
(Suc Efforts)
  Oil and gas
   properties      $    5    $   36  $    -      $   77     $    -    $    9
  Other                 -         -       -           -          -         -
                   ------    ------  ------      ------     ------    ------
                        5        36       -          77          -         9
  Less
   accumulated
   depreciation,
   depletion and
   amortization         -         5       -          10          -         -
                   ------    ------  ------      ------     ------    ------
                        5        31       -          67          -         9
  Construction
    work-in-progress    -         -       -           -          -         -
                   ------    ------  ------      ------     ------    ------
                        5        31       -          67          -         9
                   ------    ------  ------      ------     ------    ------
Investments
  Associated
   companies            -         -       -           -          4         -
  Other                 -         -       -           -          -         -
                   ------    ------  ------      ------     ------    ------
                        -         -       -           -          4         -
                   ------    ------  ------      ------     ------    ------
Current Assets
  Cash and
   temporary cash
   investments          -         3       -           -          -         -
  Accounts receivable   -        12       1          98          -         -
  Accrued revenues      -         3       -           2          -         -
  Materials and
   supplies             -         -       -           3          -         -
  Deferred income
   taxes                -         -       -           -          -         -
  Prepayments
   and other            -         5       -           1          -         -
                   ------    ------  ------      ------     ------    ------
                        -        23       1         104          -         -
                   ------    ------  ------      ------     ------    ------
Non-current Assets
  Post-
   retirement
   benefits             -         -       -           -          -         -
  Other                 1         -       -           8          -         -
                   ------    ------  ------      ------     ------    ------
                        1         -       -           8          -         -
                   ------    ------  ------      ------     ------    ------
Total Assets       $    6    $   54  $    1      $  179     $    4    $    9
                   ======    ======  ======      ======     ======    ======



                                             (Continued on Following Page)



                                                CMS OIL AND GAS COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                                Inter-        CMS
                               company    Oil and Gas
                               Elimina-     Company
                                tions       Consol.
Plant and Property (Suc Efforts)
  Oil and gas properties         $    -      $  670
  Other                               -           -
                                 ------      ------
                                      -         670
  Less accumulated depreciation,
    depletion and amortization        -         245
                                 ------      ------
                                      -         425
  Construction work-in-progress       -           -
                                 ------      ------
                                      -         425
                                 ------      ------
Investments
  Associated companies             (466)          -
  Other                               -           -
                                 ------      ------
                                   (466)          -
                                 ------      ------
Current Assets
  Cash and temporary cash
    investments                       -          10
  Accounts receivable              (137)         81
  Accrued revenues                    -          20
  Materials and supplies              -          17
  Deferred income taxes               -           5
  Prepayments and other               -          10
                                 ------      ------
                                   (137)        143
                                 ------      ------
Non-current Assets
  Postretirement benefits             -           -
  Other                               -          23
                                 ------      ------
                                      -          23
                                 ------      ------
Total Assets                     $ (603)     $  591
                                 ======      ======
















(4)  Represents CMS Oil and Gas Company, NOMECO Thailand Oil
Company, NOMECO China Oil Co. and CMS NOMECO Pipeline Company consolidated with CMS NOMECO International, Inc. and Terra Energy, Ltd. included on the equity method of accounting.



                                            CMS OIL AND GAS COMPANY
                            Consolidating Balance Sheet - Equity and Liabilities
                                               December 31, 1998
                                                  (In Millions)



                      CMS    Explota-  CMS NOMECO CMS     CMS      CMS
          CMS         NOMECO ciones     Inter-    NOMECO  NOMECO   NOMECO
          Oil and Gas Alba   CMS NOMECO national  Ecuador VenezuelaInterna.
          Company(4)  LDC    Inc.       Ltd.      LDC     LDC      Inc. Consol.
Capitalization
  Common
  Stock-
  holders'
  Equity
  Common
  stock   $    -      $    -  $    -    $    1    $    -  $    -   $    -
   Other
    paid-
    in-
    capital  208           8      30       172        80      43       26
    Revalua-
     tion
     capital   1           -       -         -         -       -        -
    Retained
     earnings 70           1     (10)      (38)      (30)     (3)      14
          ------      ------  ------    ------    ------  ------   ------
             279           9      20       135        50      40       40
  Preferred
   stock       -           -       -         -         -       -        -
  Long-term
   debt      192           -       -         -         -       -        1
  Non-current
   capital
   leases      -           -       -         -         -       -        -
          ------      ------  ------    ------    ------  ------   ------
             471           9      20       135        50      40       41
          ------      ------  ------    ------    ------  ------   ------
Current
Liabilities
  Current
   portion
   of long-
   term
   debt       31           -       -         -         -       -        3
  Current
   capital
   leases      -           -       -         -         -       -        -
  Notes
   payable     -           -       -        10         -       -        -
  Accounts
   payable    44           -       1         -         2       1       26
  Accounts
   payable-
   related
   parties    32           -       -         -         -       -       62
  Accrued
   interest    3           -       -         3         -       -        -
  Accrued
   taxes     (25)          -       -         -        (1)      1        1
  Other        3           -       -         -         -       -        1
          ------      ------  ------    ------    ------  ------   ------
              88           -       1        13         1       2       93
          ------      ------  ------    ------    ------  ------   ------
Non-current
Liabilities
  Post-
   retirement
   benefits    5           -       -         -         -       -        -
  Deferred
   income
   taxes      (5)          -      (7)        -       (16)     (1)       3
  Deferred
   investment
   tax credit  -           -       -         -         -       -        -
  Other       (1)          -       -         -         -       -       (1)
          ------      ------  ------    ------    ------  ------   ------
              (1)          -      (7)        -       (16)     (1)       2
          ------      ------  ------    ------    ------  ------   ------
Total
Stockholders'
Equity
and
Liabili-
ties      $  558      $    9  $   14    $  148    $   35  $   41   $  136
          ======      ======  ======    ======    ======  ======   ======



                                             (Continued on Following Page)



                                            CMS OIL AND GAS COMPANY
                            Consolidating Balance Sheet - Equity and Liabilities
                                               December 31, 1998
                                                  (In Millions)
                                         (Continued from Previous Page)


                                 CMS NOMECO
                 CMS      CMS    Equatorial  Terra   CMS       CMS   NOMECO
                 NOMECO   NOMECO Guinea      Energy  NOMECO   NOMECO China
                 E.G.     E.G.   Oil & Gas   Ltd.,   Holdings Congo  Oil
                 LDC      Ltd.   Co.         Consol. Ltd.      Ltd.  Co.
Capitalization
  Common Stock-
   holders'
   Equity
   Common stock  $    -   $    -  $    -     $    -  $    -    $   - $    -
    Other
     paid-
     in-capital       4       15      (4)       115      (2)       7      2
    Revaluation
     capital          -        -       -          -       -        -      -
    Retained
     earnings         1        3       -         28       4        1     (2)
                 ------   ------  ------     ------  ------   ------ ------
                      5       18      (4)       143       2        8      -
  Preferred stock     -        -       -          -       -        -      -
  Long-term debt      -        -       -          2       -        -      -
  Non-current
   capital leases     -        -       -          -       -        -      -
                 ------   ------  ------     ------  ------   ------ ------
                      5       18      (4)       145       2        8      -
                 ------   ------  ------     ------  ------   ------ ------
Current
Liabilities
  Current portion
   of long-term
   debt               -        -       -          -       -        -      -
  Current
   capital leases     -        -       -          1       -        -      -
  Notes payable       -        5       -          -       -        -      -
  Accounts payable    -       12       -         14       -        1      -
  Accounts payable
   -related
   parties            -       17       4          1       2        -      -
  Accrued interest    -        -       -          -       -        -      -
  Accrued taxes       -        -       -          2       -        -      -
  Other               -        -       -          3       -        -      -
                 ------   ------  ------     ------  ------   ------ ------
                      -       34       4         21       2        1      -
                 ------   ------  ------     ------  ------   ------ ------
Non-current
Liabilities
  Postretirement
   benefits           -        -       -          -       -        -      -
  Deferred income
   taxes              -        1       1         13       -        -      -
  Deferred
   investment
   tax credit         -        -       -          -       -        -      -
  Other               1        1       -          -       -        -      -
                 ------   ------  ------     ------  ------   ------ ------
                      1        2       1         13       -        -      -
                 ------   ------  ------     ------  ------   ------ ------
Total
Stockholders'
Equity
and
Liabilities      $    6   $   54  $    1     $  179  $    4    $   9  $   -
                 ======   ======  ======     ======  ======   ======  =====



                                            (Continued on Following Page)



                                           CMS OIL AND GAS COMPANY
                           Consolidating Balance Sheet - Equity and Liabilities
                                              December 31, 1998
                                                (In Millions)
                                       (Continued from Previous Page)


                                Inter-        CMS
                               company    Oil and Gas
                               Elimina-     Company
                                tions       Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $   (1)     $    -
    Other paid-in-capital          (496)        208
    Revaluation capital               -           1
    Retained earnings                31          70
                                 ------      ------
                                   (466)        279
  Preferred stock                     -           -
  Long-term debt                      -         195
  Non-current capital leases          -           -
                                 ------      ------
                                   (466)        474
                                 ------      ------
Current Liabilities
  Current portion of long-term
    debt                              -          34
  Current capital leases              -           1
  Notes payable                     (15)          -
  Accounts payable                    -         101
  Accounts payable - related
    parties                        (117)          1
  Accrued interest                   (5)          1
  Accrued taxes                       -         (22)
  Other                               -           7
                                 ------      ------
                                   (137)        123
                                 ------      ------
Non-current Liabilities
  Postretirement benefits             -           5
  Deferred income taxes               -         (11)
  Deferred investment tax credit      -           -
  Other                               -           -
                                 ------      ------
                                      -          (6)
                                 ------      ------
Total Stockholders' Equity
  and Liabilities                $ (603)     $  591
                                 ======      ======





(4)  Represents CMS Oil and Gas Company, CMS NOMECO Pipeline
Company, CMS NOMECO Argentina LDC and NOMECO Thailand Oil Company consolidated with CMS NOMECO International, Inc. and Terra Energy, Ltd. included on the equity method of accounting.




                                          CMS OIL AND GAS INTERNATIONAL, INC.
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)



      CMS       CMS NOMECO  CMS     CMS NOMECO CMS                CMS
      NOMECO    Inter-      NOMECO  Inter-     NOMECO    Inter-   NOMECO
      Inter-    national    Cote D' national   Int'l     company  Inter-
      national  Congo,      Ivoire  Tunisia,   Cameroon, Elimina- national
      Inc.(5)   Inc.        Ltd.    Inc.       Inc.      tions    Inc. Consol.
Plant
and
Pro-
perty
(Suc
Efforts)
 Oil
  and
  gas
  proper-
  ties    $   -  $   68      $    2   $   32    $    1    $    -  $  103
  Other       -       -           -        -         -         -       -
         ------  ------      ------   ------    ------    ------  ------
              -      68           2       32         1         -     103
  Less
   accumu-
   lated
   deprec-
   iation,
   deple-
   tion and
   amortiza-
   tion       -      11           -        1         -         -      12
         ------  ------      ------   ------    ------    ------  ------
              -      57           2       31         1         -      91
  Construct-
   ion work-
   in-pro-
   gress      -       -           -        -         -         -       -
         ------  ------      ------   ------    ------    ------  ------
              -      57           2       31         1         -      91
         ------  ------      ------   ------    ------    ------  ------
Investments
  Assoc-
   iated
   com-
   panies    39       -           -        -         -       (39)      -
  Other       -       -           -        -         -         -       -
         ------  ------      ------   ------    ------    ------  ------
             39       -           -        -         -       (39)      -
         ------  ------      ------   ------    ------    ------  ------
Current
Assets
  Cash and
   temporary
   cash
   invest-
   ments      2       2           -         1        -         -       5
  Accounts
   receiv-
   able      66      15           -         2        -       (65)     18
  Accrued
   revenues   -       1           -         1        -         -       2
  Materials
   and
   supplies   -       8           -         1        -         -       9
  Prepayments
   and other  1       1           -         1        -         -       3
         ------  ------      ------    ------   ------    ------  ------
             69      27           -         6        -       (65)     37
         ------  ------      ------    ------   ------    ------  ------
Non-
current
Assets
  Post-
   retire-
   ment
   benefits   -       -           -         -        -         -       -
  Other       -       7           -         1        -         -       8
         ------  ------      ------    ------   ------    ------  ------
              -       7           -         1        -         -       8
         ------  ------      ------    ------   ------    ------  ------
Total
Assets   $  108  $   91      $    2    $   38   $    1    $ (104) $  136
         ======  ======      ======    ======   ======    ======  ======



(5)  Represents CMS NOMECO International, Inc., CMS NOMECO
International Equatorial Guinea, Inc. and CMS NOMECO International Transportation, Inc. consolidated.



                                       CMS OIL AND GAS INTERNATIONAL, INC.
                            Consolidating Balance Sheet - Equity and Liabilities
                                              December 31, 1998
                                                 (In Millions)



          CMS       CMS NOMECO CMS      CMS NOMECO CMS               CMS
          NOMECO    Inter-     NOMECO   Inter-     NOMECO    Inter-  NOMECO
          Inter-    national   Cote     national   Int'l    company  Interna.
          national  Congo,     D'Ivoire Tunisia,   Cameroon,Elimina- Inc.
          Inc.(5)   Inc.       Ltd.     Inc.       Inc.      tions   Consol.
Capitaliza-
tion
  Common
  Stock-
  holders'
  Equity
    Common
     stock   $   -  $    -     $    -    $    -    $    -    $   -   $    -
    Other
     paid-
     in-
     capital    26      19          5         8         -      (32)      26
    Retained
     earnings   14      13         (4)        1         -      (10)      14
            ------  ------     ------    ------    ------    ------  ------
                40      32          1         9         -      (42)      40
  Preferred
   stock         -       -          -         -         -        -        -
  Long-term
   debt          -       1          -         -         -        -        1
  Non-current
   capital
   leases        -       -          -         -         -        -        -
            ------  ------     ------    ------    ------    ------  ------
                40      33          1         9         -      (42)      41
            ------  ------     ------    ------    ------    ------  ------
Current
Liabilities
  Current
   portion
   of long-
   term
   debt          -       3          -         -         -        -        3
  Current
   capital
   leases        -       -          -         -         -        -        -
  Notes payable  -       -          -         -         -        -        -
  Accounts
   payable       -      20          1         5         -        -       26
  Accounts
   payable-
   related
   parties      66      33          -        24         1      (62)      62
  Accrued
   interest      -       -          -         -         -        -        -
  Accrued
   taxes         1       -          -         -         -        -        1
  Other          1       -          -         -         -        -        1
            ------  ------     ------    ------    ------    ------  ------
                68      56          1        29         1      (62)      93
            ------  ------     ------    ------    ------    ------  ------
Non-current
Liabilities
  Post-
   retire-
   ment
   benefits      -       -          -         -         -        -        -
  Deferred
   income
   taxes         -       2          -         1         -        -        3
  Deferred
   investment
   tax credit    -       -          -         -         -        -        -
  Other          -       -          -        (1)        -        -       (1)
            ------  ------     ------    ------    ------    ------  ------
                 -       2          -         -         -        -        2
            ------  ------     ------    ------    ------    ------  ------
Total
Stock-
holders'
Equity
and
Liabili-
ties        $  108  $   91     $    2    $   38    $    1    $(104)  $  136
            ======  ======     ======    ======    ======    ======  ======



(5)  Represents CMS NOMECO International, Inc., CMS NOMECO
International Equatorial Guinea, Inc. and CMS NOMECO International Transportation, Inc. consolidated.



                                                  TERRA ENERGY, LTD.
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)



                                              Energy   Inter-
                  Terra    Terra              Acquis.  company  Terra
                  Energy,  Pipeline  Kristen  Oper.    Elimina- Energy,
                  Ltd.     Co.       Corp.    Co.      tions    Ltd. Consol.
Plant and
Property
(Suc Efforts)
  Oil and gas
   properties     $   77   $    -    $    -   $    -   $    -    $  77
  Other                -        -         -        -        -        -
                  ------   ------    ------   ------   ------   ------
                      77        -         -        -        -      77
  Less
   accumulated
   depreciation,
   depletion and
   amortization       10        -         -        -        -       10
                  ------   ------    ------   ------   ------   ------
                      67        -         -        -        -       67
  Construction
   work-
   in-progress         -        -         -        -        -        -
                  ------   ------    ------   ------   ------   ------
                      67        -         -        -        -       67
                  ------   ------    ------   ------   ------   ------
Investments
  Associated
   companies           5        -         -        -       (5)       -
  Other                -        -         -        -        -        -
                  ------   ------    ------   ------   ------   ------
                       5        -         -        -       (5)       -
                  ------   ------    ------   ------   ------   ------
Current Assets
  Cash and
   temporary cash
   investments         -        -         -        -        -        -
  Accounts
   receivable         91        1         3        2        1       98
  Accrued revenues     2        -         -        -        -        2
  Materials and
   supplies            3        -         -        -        -        3
  Prepayments
   and other           1        -         -        -        -        1
                  ------   ------    ------   ------   ------   ------
                      97        1         3        2        1      104
                  ------   ------    ------   ------   ------   ------
Non-current
Assets
  Postretire-
   ment benefits       -        -         -        -        -        -
  Other                8        -         -        -        -        8
                  ------   ------    ------   ------   ------   ------
                       8        -         -        -        -        8
                  ------   ------    ------   ------   ------   ------
Total Assets      $  177   $    1    $    3   $    2   $   (4)   $ 179
                  ======   ======    ======   ======   ======   ======




                                             TERRA ENERGY, LTD.
                           Consolidating Balance Sheet - Equity and Liabilities
                                             December 31, 1998
                                                (In Millions)



                                                Energy   Inter
                    Terra    Terra              Acquis.  company  Terra
                    Energy,  Pipeline  Kristen  Oper.    Elimina- Energy,
                    Ltd.     Co.       Corp.    Co.      tions    Ltd. Consol.
Capitalization
  Common Stock-
   holders' Equity
    Common stock     $    -   $    -   $    -   $    -   $    -   $    -
    Other paid-
     in-capital         115        -        -        1       (1)     115
    Retained earnings    28        -        3        1       (4)      28
                     ------   ------   ------   ------   ------   ------
                        143        -        3        2       (5)     143
  Preferred stock         -        -        -        -        -        -
  Long-term debt          2        -        -        -        -        2
  Non-current
   capital leases         -        -        -        -        -        -
                     ------   ------   ------   ------   ------   ------
                        145        -        3        2       (5)     145
                     ------   ------   ------   ------   ------   ------
Current Liabilities
  Current portion
   of long-term
   debt                   -        -        -        -        -        -
  Current capital
   leases                 1        -        -        -        -        1
  Notes payable           -        -        -        -        -        -
  Accounts payable       13        1        -        -        -       14
  Accounts payable-
   related
   parties                -        -        -        -        1        1
  Accrued interest        -        -        -        -        -        -
  Accrued taxes           2        -        -        -        -        2
  Other                   3        -        -        -        -        3
                     ------   ------   ------   ------   ------   ------
                         19        1        -        -        1       21
                     ------   ------   ------   ------   ------   ------
Non-current
Liabilities
  Postretirement
   benefits               -        -        -        -        -        -
  Deferred income
   taxes                 13        -        -        -        -       13
  Deferred
   investment
   tax credit             -        -        -        -        -        -
  Other                   -        -        -        -        -        -
                     ------   ------   ------   ------   ------   ------
                         13        -        -        -        -       13
                     ------   ------   ------   ------   ------   ------
Total
Stockholders'
Equity
and
Liabilities         $  177    $    1   $    3   $    2   $   (4)  $  179
                    ======    ======   ======   ======   ======   ======




                                                CMS GENERATION COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)



                           CMSG     CMSG            CMSG             CMSG
               CMS         Honey    Filer CMSG     Grayling CMSG     Filer
               Generation  Lake     City, Grayling HoldingsOperating City Oper.
               Co. (6)     Company  Inc.  Company  Company  Company  Company
Plant and
Property
(At Cost)
  Independent
   power
   production   $    1      $    -   $   -  $    -  $    -   $   -    $   -
  Less
   accumulated
   depreciation,
   depletion and
   amortization      -           -       -       -       -       -        -
                ------      ------  ------  ------  ------   ------  ------
                     1           -       -       -       -       -        -
  Construction
   work-in-
   progress         79           -       -       -       -       -        -
                ------      ------  ------  ------  ------   ------  ------
                    80           -       -       -       -       -        -
                ------      ------  ------  ------  ------   ------  ------
Investments
  Associated
   companies     1,213           -       -       -       -       -        -
  Other             34          40      14       -       9       -        -
                ------      ------  ------  ------  ------   ------  ------
                 1,247          40      14       -       9       -        -
                ------      ------  ------  ------  ------   ------  ------
Current Assets
  Cash and
   temporary cash
   investments      (3)          -       -       -       -       1        -
  Accounts
   receivable       43          (1)      -       -       -       10       1
  Materials
   and supplies      -           -       -       -       -       -        -
  Deferred income
   taxes             2           -       -       -       -       -        -
  Prepayments
   and other         -           -       -       -       -       -        -
                ------      ------  ------  ------  ------   ------  ------
                    42          (1)      -       -       -       11       1
                ------      ------  ------  ------  ------   ------  ------
Non-current
Assets
  Postretirement
   benefits          -           -       -       -       -       -        -
  Other            106           -       -       1       -       -        -
                ------      ------  ------  ------  ------   ------  ------
                   106           -       -       1       -       -        -
                ------      ------  ------  ------  ------   ------  ------
Total Assets    $1,475      $   39  $   14  $    1  $    9   $   11  $    1
                ======      ======  ======  ======  ======   ======  ======


                                             (Continued on Following Page)



                                                CMS GENERATION COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)



          Jorf                             Mid-      CMSG     CMSG     HYDRA-CO
          Lasfar     CMS        CMSG      Michigan  Invest.  Int'l.    Enter-
          Operations Generation Recycling Recycling Co. I/II Operating prises
          Handelsb.  S.A.       Company   L.L.C.    Consol.  Co.       Consol.
Plant and
 Property
 (At Cost)
  Inde-
   pendent
   power
   produc-
   tion    $    -     $    -    $    -     $    3    $    -   $   -   $  245
  Less
   accumu-
   lated
   deprec-
   iation,
   depletion
   and amort-
   ization      -          -         -          1         -       -      37
           ------     ------    ------     ------    ------  ------   -----
                -          -         -          2         -       -     208
  Construc-
   tion
   work-
   in-pro-
   gress        -          -         -          -         -       -       1
           ------     ------    ------     ------    ------  ------  ------
                -          -         -          2         -       -     209
           ------     ------    ------     ------    ------  ------  ------
Investments
  Associated
   companies    2          -         2          -         -       2       -
  Other         -         43         -          -       600       -      88
           ------     ------    ------     ------    ------  ------  ------
                2         43         2          -       600       2      88
           ------     ------    ------     ------    ------  ------  ------
Current Assets
  Cash and
   temporary
   cash
   invest-
   ments        -          -         -          -         1       -       5
  Accounts
   receivable   -          1         -          1        12       1      34
  Materials
   and
   supplies     -          -         -          -         -       -       -
  Deferred
   income
   taxes        -          -         -          -         -       -       -
  Prepayments
   and other    -          -         -          -         1       -       1
           ------     ------    ------     ------    ------  ------  ------
                -          1         -          1        14       1      40
           ------     ------    ------     ------    ------  ------  ------
Non-current
Assets
  Postre-
   tirement
   benefits     -          -         -          -         -       -       -
  Other         -          -         -          2         1       -      37
           ------     ------    ------     ------    ------  ------  ------
                -          -         -          2         1       -      37
           ------     ------    ------     ------    ------  ------  ------
Total
Assets     $    2     $   44    $    2     $    5    $  615   $   3  $  374
           ======     ======    ======     ======    ======  ======  ======


                                             (Continued on Following Page)



                                                CMS GENERATION COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1998
                                                     (In Millions)
                                            (Continued from Previous Page)


                                         CMS       Oxford/     CMSG    Jeguru-
               CMSG     CMSG             Morocco   CMS         Invest. padu
               Holdings Altoona  CTM     Operating Development Company CMSG
               Company  Company  Consol. Co. SCA   L.P.        III     Ltd.
Plant and
Property
(At Cost)
  Independent
   power
   production   $    -   $    -   $  266  $    -    $    2     $   -   $    -
  Less accumu-
   lated deprec-
   iation,
   depletion
   and amortiza-
   tion              -        -       15       -         -         -        -
                ------   ------   ------  ------    ------    ------   ------
                     -        -      251       -         2         -        -
  Construction
   work-in-
   progress          -        -       22       -         -         -        -
                ------   ------   ------  ------    ------    ------   ------
                     -        -      273       -         2         -        -
                ------   ------   ------  ------    ------    ------   ------
Investments
  Associated
   companies         -        -        -       -         -        25        -
  Other              9        -        -       -         6         -       17
                ------   ------   ------  ------    ------    ------   ------
                     9        -        -       -         6        25       17
                ------   ------   ------  ------    ------    ------   ------
Current Assets
  Cash and
   temporary cash
   investments       -        -        6       -         1         -        -
  Accounts
   receivable        5       42       68       6         -         -        7
  Materials and
   supplies          -        -        8       -         -         -        -
  Deferred
   income taxes      -        -        -       -         -         -        -
  Prepayments
   and other         -        -       11       1         -         -        -
                ------   ------   ------  ------    ------    ------   ------
                     5       42       93       7         1         -        7
                ------   ------   ------  ------    ------    ------   ------
Non-current
Assets
  Postre-
   tirement
   benefits          -        -        -       -         -         -        -
  Other              -        -       31       -         -         -        1
                ------   ------   ------  ------    ------    ------   ------
                     -        -       31       -         -         -        1
                ------   ------   ------  ------    ------    ------   ------
Total Assets    $   14   $   42   $  397  $    7    $    9     $  25   $   25
                ======   ======   ======  ======    ======    ======   ======


                                             (Continued on Following Page)



                                           CMS GENERATION COMPANY
                                        Consolidating Balance Sheet - Assets
                                               December 31, 1998
                                                 (In Millions)
                                          (Continued from Previous Page)


                                Inter-       CMS
                               company   Generation
                               Elimina-    Company
                                tions      Consol.
Plant and Property (At Cost)
  Independent power production  $     -      $  517
  Less accumulated depreciation,
    depletion and amortization        -          53
                                -------      ------
                                      -         464
  Construction work-in-progress       -         102
                                -------      ------
                                      -         566
                                -------      ------
Investments
  Associated companies           (1,216)         28
  Other                               -         860
                                -------      ------
                                 (1,216)        888
                                -------      ------
Current Assets
  Cash and temporary cash
    investments                       -          11
  Accounts receivable               (51)        179
  Materials and supplies              -           8
  Deferred income taxes               -           2
  Prepayments and other               -          14
                                -------      ------
                                    (51)        214
                                -------      ------
Non-current Assets
  Postretirement benefits             -           -
  Other                               -         179
                                -------      ------
                                      -         179
                                -------      ------
Total Assets                    $(1,267)     $1,847
                                =======      ======




(6)  Represents CMS Generation Company, CMSG Mon Valley Company,
CMSG Genesee
Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG
Montreal
Company, CMS Jorf Lasfar III LDC and OTR of Massachusetts, Inc. consolidated with HYDRA-CO Enterprises, Inc., CMS Centrales Termicas S.A., CMSG Investment
Company I and CMSG Investment Company II included on the equity method of accounting.



                                            CMS GENERATION COMPANY
                            Consolidating Balance Sheet - Equity and Liabilities
                                              December 31, 1998
                                                 (In Millions)



                           CMSG    CMSG            CMSG               CMSG
               CMS         Honey   Filer CMSG     Grayling  CMSG     Filer
               Generation  Lake    City, Grayling Holdings Operating City Oper.
               Co.(6)      Company Inc.  Company  Company   Company  Company
Capitalization
  Common
   Stock-
   holders'
   Equity
    Common
    stock       $    -     $    -  $   -  $    -   $    -   $    1   $    -
    Other
     paid-
     in-capital  1,560         10      6       4        7        3        -
    Currency
     translation  (116)         -      -       -        -        -        -
    Revaluation
     capital        (7)         -      -       -        -        -        -
    Retained
     earnings     (126)        18      5      (4)      (3)       -        -
                ------     ------ ------  ------   ------   ------   ------
                 1,311         28     11       -        4        4        -
  Preferred
   stock             -          -      -       -        -        -        -
  Long-term debt    65          -      -       -        -        -        -
  Non-current
   capital leases    -          -      -       -        -        -        -
                ------     ------ ------  ------   ------   ------   ------
                 1,376         28     11       -        4        4        -
                ------     ------ ------  ------   ------   ------   ------
Current
Liabilities
  Current
   portion of
   long-term
   debt              -          -      -       -        -        -        -
  Current capital
   leases            -          -      -       -        -        -        -
  Notes payable     27          -      -       -        -        -        -
  Accounts payable  24          -      -       1        -        1        -
  Accounts payable-
   related
   parties          27          -      -       -        -        -        -
  Accrued interest   4          -      -       -        -        -        -
  Accrued taxes    (13)         3      -       -        -        1        -
  Other              3          -      -       -        -        4        1
                ------     ------ ------  ------   ------   ------   ------
                    72          3      -       1        -        6        1
                ------     ------ ------  ------   ------   ------   ------
Non-current
  Liabilities
  Postre-
   tirement
   benefits          3          -      -       -        -        1        -
  Deferred
   income taxes     17          7      3       -        5        -        -
  Deferred
   investment
   tax credit        -          1      -       -        -        -        -
  Other              7          -      -       -        -        -        -
                ------     ------ ------  ------   ------   ------   ------
                    27          8      3       -        5        1        -
                ------     ------ ------  ------   ------   ------   ------
Total
Stockholders'
Equity
and
Liabilities     $1,475     $   39 $   14  $    1   $    9   $   11   $    1
                ======     ====== ======  ======   ======   ======   ======


                                            (Continued on Following Page)



                                             CMS GENERATION COMPANY
                            Consolidating Balance Sheet - Equity and Liabilities
                                                December 31, 1998
                                                   (In Millions)
                                          (Continued from Previous Page)




           Jorf                            Mid-      CMSG     CMSG    HYDRA-CO
           Lasfar     CMS        CMSG      Michigan  Inv. Co. Int'l   Enter-
           Operations Generation Recycling Recycling I/II    Operating prises
           Handelsb.  S.A.       Company   L.L.C.    Consol.  Co.     Consol.
Capitalization
  Common
   Stock-
   holders'
   Equity
    Common
     stock   $    -    $    -     $    -    $    -    $    -    $   -  $    -
    Other
     paid-
     in-
     capital      -        44          3         4       632        1     207
    Currency
     translation  -         -          -         -      (113)       -       -
    Revaluation
     capital      -         -          -         -         -        -       -
    Retained
     earnings     2        (2)        (1)        -        69        2     (65)
             ------    ------     ------    ------    ------   ------  ------
                  2        42          2         4       588        3     142
  Preferred
   stock          -         -          -         -         -        -       -
  Long-term
   debt           -         -          -         -         -        -     183
  Non-current
   capital
   leases         -         -          -         -         -        -       -
             ------    ------     ------    ------    ------   ------  ------
                  2        42          2         4       588        3     325
             ------    ------     ------    ------    ------   ------  ------
Current
Liabilities
  Current
   portion of
   long-term
   debt           -         -          -         -         -        -       8
  Current
   capital
   leases         -         -          -         -         -        -       -
  Notes payable   -         -          -         -        41        -       -
  Accounts
   payable        -         -          -         -         -        -       -
  Accounts
   payable-
   related
   parties        -         2          -         1         5        -       1
  Accrued
   interest       -         -          -         -         1        -       2
  Accrued
   taxes          -         -          -         -         4        -       4
  Other           -         -          -         -         -        -      18
             ------    ------     ------    ------    ------   ------  ------
                  -         2          -         1        51        -      33
             ------    ------     ------    ------    ------   ------  ------
Non-current
Liabilities
  Postre-
   tirement
   benefits       -         -          -         -         -        -       -
  Deferred
   income
   taxes          -         -          -         -       (24)       -       8
  Deferred
   investment
   tax credit     -         -          -         -         -        -       -
  Other           -         -          -         -         -        -       8
             ------    ------     ------    ------    ------   ------  ------
                  -         -          -         -       (24)       -      16
             ------    ------     ------    ------    ------   ------  ------
Total
Stockholders'
Equity
  and
Liabilities  $    2    $   44     $    2    $    5    $  615    $   3  $  374
             ======    ======     ======    ======    ======   ======  ======


                                             (Continued on Following Page)



                                             CMS GENERATION COMPANY
                           Consolidating Balance Sheet - Equity andLiabilities
                                                December 31, 1998
                                                   (In Millions)
                                          (Continued from Previous Page)


                                          CMS       Oxford/    CMSG    Jeguru-
               CMSG      CMSG             Morocco   CMS        Invest. padu
               Holdings  Altoona  CTM     Operating Development Company CMSG
               Company   Company  Consol. Co. SCA   L.P.        III    Ltd.
Capitalization
  Common
  Stock-
  holders'
  Equity
    Common
    stock        $    -   $    -   $    -  $    -   $    -      $   -  $    -
    Other
     paid-
     in-
     capital         12       39      242       -        9         24      24
    Currency
     translation      -        -        -       -        -         (3)     (3)
    Revaluation
     capital          -        -        -       -        -          -       -
    Retained
     earnings        (7)       3       (1)      2        -          3       4
                 ------   ------   ------  ------   ------     ------  ------
                      5       42      241       2        9        24      25
  Preferred stock     -        -        -       -        -         -       -
  Long-term debt      -        -       65       -        -         -       -
  Non-current
   capital leases     -        -        -       -        -         -       -
                 ------   ------   ------  ------  -------    ------  ------
                      5       42      306       2        9       24      25
                 ------   ------   ------  ------   ------    -----  ------
Current Liabilities
  Current
   portion of
   long-term
   debt               -        -        6       -        -          -       -
  Current capital
   leases             -        -        -       -        -          -       -
  Notes payable       -        -        -       -        -          -       -
  Accounts payable    -        -       62       1        -          -       -
  Accounts payable-
   related parties    -        -        2       1        -          -       -
  Accrued interest    -        -        1       -        -          -       -
  Accrued taxes       -        -        2       3        -          -       -
  Other               -        -        5       -        -          -       -
                 ------   ------   ------  ------   ------     ------  ------
                      -        -       78       5        -          -       -
                 ------   ------   ------  ------   ------     ------  ------
Non-current
Liabilities
  Postre-
   tirement
   benefits           -        -        -       -        -          -       -
  Deferred
   income
   taxes              4        -        1       -        -          1       -
  Deferred
   investment
   tax credit         -        -        -       -        -          -       -
  Other               5        -       12       -        -          -       -
                 ------   ------   ------  ------   ------     ------  ------
                      9        -       13       -        -          1       -
                 ------   ------   ------  ------   ------     ------  ------
Total
Stockholders'
Equity
  and
Liabilities      $   14   $   42   $  397  $    7   $    9   $  25  $   25
                 ======   ======   ======  ======   ======   ====== ======


                                             (Continued on Following Page)



                                             CMS GENERATION COMPANY
                           Consolidating Balance Sheet - Equity and Liabilities
                                                December 31, 1998
                                                  (In Millions)
                                         (Continued from Previous Page)


                                Inter-       CMS
                               company    Generation
                               Elimina-     Company
                                 tions      Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                $    (1)     $    -
    Other paid-in-capital        (1,271)      1,560
    Currency translation            119        (116)
    Revaluation capital               -          (7)
    Retained earnings               (26)       (127)
                                -------      ------
                                 (1,179)      1,310
  Preferred stock                     -           -
  Long-term debt                      -         313
  Non-current capital leases          -           -
                                -------      ------
                                 (1,179)      1,623
                                -------      ------
Current Liabilities
  Current portion of long-term
    debt                              -          14
  Current capital leases              -           -
  Notes payable                     (41)         27
  Accounts payable                  (37)         52
  Accounts payable - related
    parties                          (9)         30
  Accrued interest                   (1)          7
  Accrued taxes                       -           4
  Other                               -          31
                                -------      ------
                                    (88)        165
                                -------      ------
Non-current Liabilities
  Postretirement benefits             -           4
  Deferred income taxes               -          22
  Deferred investment tax credit      -           1
  Other                               -          32
                                -------      ------
                                      -          59
                                -------      ------
Total Stockholders' Equity
  and Liabilities               $(1,267)     $1,847
                                =======      ======




(6)  Represents CMS Generation Company, CMSG Mon Valley Company,
CMSG Genesee Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Montreal Company, CMS Jorf Lasfar III LDC, Oxford Tire Supply, Inc. and OTR of Massachusetts, Inc. consolidated with HYDRA-CO Enterprises, Inc.,
CMS Centrales Termicas S.A., CMSG Investment Company I and CMSG Investment Company II included on the equity method of accounting.



                                              HYDRA-CO ENTERPRISES,INC.
                                         Consolidating Balance Sheet - Assets
                                                   December 31,1998
                                                     (In Millions)



               HYDRO-CO  CMS                  New               HCE     HCE
               Enter-    Generation HCE       Bern      HCE    Rockfort Lake-
               prises    Oper. Co.  Appomatox Energy    Hudson,Diesel,  wood
               Inc.(7)   II         Inc.      Rec. Inc. Inc.   Inc.     Inc.
Plant and
Property
(At Cost)
  Independent
   power
   production   $    -    $    -     $    -    $    -    $    -  $   -   $  -
  Less
   accumulated
   depreciation,
   depletion and
   amortization      -         -          -         -         -      -      -
                ------    ------     ------    ------    ------ ------ ------
                     -         -          -         -         -      -      -
  Construction
   work-in-
   progress          -         -          -         -         -      -      -
                ------    ------     ------    ------    ------ ------ ------
                     -         -          -         -         -      -      -
                ------    ------     ------    ------    ------ ------ ------
Investments
  Associated
   companies        74         -          -         -         -      -      -
  Other             59         -          -         2         8     17      1
                ------    ------     ------    ------    ------ ------ ------
                   133         -          -         2         8     17      1
                ------    ------     ------    ------    ------ ------ ------
Current Assets
  Cash and
   temporary cash
   investments       -         1          -         -         -      -      -
  Accounts
   receivable        7         6          -         -         3      1      -
  Materials and
   supplies          -         -          -         -         -      -      -
  Prepayments and
   other             1         -          -         -         -      -      -
                ------    ------     ------    ------    ------ ------ ------



                   HYDRA-CO ENTERPRISES, INC.
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)



                                   HCE                 Inter-      HYDRA-CO
                       Lakewood    Imperial  CMSG      company     Enter-
                       Cogen.      Valley,   Stratton  Elimina-    prises
                       L.P.        Inc.      Co.       tions       Consol.
Plant and Property
(At Cost)
  Independent power
   production          $  245       $    -    $    -    $    -      $  245
     Less accumulated
      depreciation,
      depletion and
      amortization         37            -         -         -          37
                       ------       ------    ------    ------      ------
                          208            -         -         -         208
     Construction
      work-in-
      progress              1            -         -         -           1
                       ------       ------    ------    ------      ------
                          209            -         -         -         209
                       ------       ------    ------    ------      ------
Investments
     Associated
      companies             -            -         -       (74)          -
     Other                  -            1         -         -          88
                       ------       ------     -----    ------      ------
                            -            1         -       (74)         88
                       ------       ------    ------    ------      ------
Current Assets
     Cash and
      temporary cash
      investments           2            -         2         -           5
     Accounts receivable   21            1         2        (7)         34
     Materials and supplies -            -         -         -           -
     Prepayments and other  -            -         -         -           1
                       ------       ------    ------    ------      ------
                           23            1         4        (7)         40
                       ------       ------    ------    ------      ------
Non-current Assets
     Postretirement
      benefits              -            -         -         -           -
     Other                  2            -         -         -          37
                       ------       ------    ------    ------      ------
                            2            -         -         -          37
                       ------       ------    ------    ------      ------
Total Assets           $  234       $    2    $    4    $  (81)     $  374
                       ======       ======    ======    ======      ======



(7) Represents HYDRA-CO Enterprises, Inc. and HCE Jamaica Development, Inc. consolidated.


                   HYDRO-CO ENTERPRISES, INC.
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)



               HYDRO-CO CMS                  New               HCE
               Enter-   Generation HCE       Bern      HCE     Rockfort HCE
               prises   Oper. Co.  Appomatox Energy    Hudson, Diesel,  Lakewood
               Inc.(7)  II         Inc.      Rec. Inc. Inc.    Inc.     Inc.
Capitalization
     Common
      Stock-
      holders'
      Equity
       Common
        stock   $    -   $    -     $    -    $   -     $    -  $    -  $    -
       Other
        paid-
        in-
        capital    201        5          2        -          9      19       1
       Currency
        translation  -        -          -        -          -       -       -
       Revaluation
        capital      -        -          -        -          -       -       -
       Retained
        earnings   (65)      (1)         -        1          3       1       -
                ------   ------     ------   ------     ------  ------  ------
                   136        4          2        1         12      20       1
     Preferred
      stock          -        -          -        -          -       -       -
     Long-term debt  -        -          -        -          -       -       -
     Non-current
      capital leases -        -          -        -          -       -       -
                ------   ------     ------   ------     ------  ------  ------
                   136        4          2        1         12      20       1
                ------   ------     ------   ------     ------  ------  ------
Current Liabilities
     Current
      portion of
      long-term
      debt           -        -          -        -          -       -       -
     Current
      capital
      leases         -        -          -        -          -        -      -
     Notes payable   -        -          -        -          -        -      -
     Accounts
      payable        -        -          -        -          -        -      -
     Accounts
      payable -
      related
      parties        4        3          -        -          -        -      -
     Accrued
      interest       2        -          -        -          -        -      -
     Accrued taxes   6        -          -        1          -        -      -
     Other          12        3          -        -          -        -      -
                ------   ------     ------   ------     ------   ------ ------
                    24        6          -        1          -        -      -
                ------   ------     ------   ------     ------   ------ ------
Non-current Liabilities
     Postre-
      tirement
      benefits       -        -          -        -          -        -      -
     Deferred income
      taxes          6        -          -        -          1        1      -
     Deferred
      investment
      tax credit     -        -          -        -          -        -      -
     Other           -        -          -        -          -        -      -
                ------   ------     ------   ------     ------   ------ ------
                     6        -          -        -          1        1      -
                ------   ------     ------   ------     ------   ------ ------
Total
Stockholders'
Equity
 and
Liabilities     $  166   $   10     $    2   $    2     $   13   $   21 $    1
                ======   ======     ======   ======     ======   ====== ======



                  (Continued on Following Page)



                   HYDRO-CO ENTERPRISES, INC.
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)



                               HCE                 Inter-     HYDRA-CO
                     Lakewood  Imperial  CMSG      company    Enter-
                     Cogen.    Valley,   Stratton  Elimina-   prises
                     L.P.      Inc.      Co.       tions      Consol.
Capitalization
     Common Stock-
     holders' Equity
       Common
        stock         $    -    $    -    $    -     $   -     $    -
       Other paid-
        in-capital        32         2        20       (84)       207
       Currency
        translation        -         -         -         -          -
       Revaluation
        capital            -         -         -         -          -
       Retained
        earnings           1         -       (15)       10        (65)
                      ------    ------    ------    ------     ------
                          33         2         5       (74)       142
     Preferred stock       -         -         -         -          -
     Long-term debt      183         -         -         -        183
     Non-current
      capital leases       -         -         -         -          -
                      ------    ------    ------    ------     ------
                         216         2         5       (74)       325
                      ------    ------    ------    ------     ------
Current Liabilities
     Current portion
      of long-term
      debt                 8         -         -         -          8
     Current capital
      leases               -         -         -         -          -
     Notes payable         -         -         -         -          -
     Accounts payable      -         -         -         -          -
     Accounts payable-
      related
      parties              1         -         -        (7)         1
     Accrued interest      -         -         -         -          2
     Accrued taxes         -         -        (3)        -          4
     Other                 1         -         2         -         18
                      ------    ------    ------    ------     ------
                          10         -        (1)       (7)        33
                      ------    ------    ------    ------     ------
Non-current Liabilities
     Postretirement
      benefits             -         -         -         -          -
     Deferred income
      taxes                -         -         -         -          8
     Deferred
      investment
      tax credit           -         -         -         -          -
     Other                 8         -         -         -          8
                      ------    ------    ------    ------     ------
                           8         -         -         -         16
                      ------    ------    ------    ------     ------
Total Stockholders'
Equity
  and
Liabilities           $  234    $    2    $    4    $  (81)    $  374
                      ======    ======    ======    ======     ======



(7) Represents HYDRA-CO Enterprises, Inc. and HCE Jamaica Development, Inc. consolidated.



                   CMS CENTRALES TERMICAS S.A
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)


                                        Centrales            Inter-
                 CMS        Cuyana      Termicas   CMS       company
                 Operating  S.A. de     Mendoza    Ensenada  Elimina- CTM
                 S.A.       Inversiones S.A.       S.A.      tions    Consol.
Plant and Property
(At Cost)
  Independent
   power
   production     $    4     $    -      $  188     $   74    $     -  $  266
     Less
      accumulated
      depreciation,
      depletion and
      amortization     -          -          10          5          -      15
                  ------     ------      ------     ------    -------  ------
                       4          -         178         69          -     251
     Construction
      work-in-
      progress         -          -          22          -          -      22
                  ------     ------      ------     ------    -------  ------
                       4          -         200         69          -     273
                  ------     ------      ------     ------    -------  ------
Investments
     Associated
      companies      234        234           -          -       (468)      -
     Other             -          -           -          -          -       -
                  ------     ------      ------     ------    -------  ------
                     234        234           -          -       (468)      -
                  ------     ------      ------     ------    -------  ------
Current Assets
     Cash and
      temporary cash
       investments     -          -           1          5          -       6
     Accounts
      receivable       4          -          39         26         (1)     68
     Materials and
      supplies         -          -           8          -          -       8
     Deferred income
      taxes            -          -           -          -          -       -
     Prepayments and
      other            1          -          10          -          -      11
                  ------     ------      ------     ------    -------  ------
                       5          -          58         31         (1)     93
                  ------     ------      ------     ------    -------  ------
Non-current Assets
     Postretirement
      benefits         -          -           -          -          -       -
     Other             -          -          13         18          -      31
                  ------     ------      ------     ------    -------  ------
                       -          -          13         18          -      31
                  ------     ------      ------     ------    -------  ------
Total Assets      $  243     $  234      $  271     $  118    $  (469) $  397
                  ======     ======      ======     ======    =======  ======




                   CMS CENTRALES TERMICAS S.A
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)


                                         Centrales           Inter-
                 CMS        Cuyana       Termicas   CMS      company
                 Operating  S.A. de      Mendoza    Ensenada Elimina- CTM
                 S.A.       Inversiones  S.A.       S.A.     tions    Consol.
Capitalization
  Common Stock-
   holders'
   Equity
    Common stock  $    -     $    -       $    -     $   -     $     -  $   -
       Other
        paid-in-
        capital      242        234          231        38        (503)   242
       Currency
        translation    -          -            -         -           -      -
       Revaluation
        capital        -          -            -         -           -      -
       Retained
        earnings      (1)         -            3        (2)         (1)    (1)
                  ------     ------       ------    ------     ------- ------
                     241        234          234        36        (504)   241
     Preferred
      stock            -          -            -         -           -      -
     Long-term debt    -          -            -        65           -     65
     Non-current
      capital leases   -          -            -         -           -      -
                  ------     ------       ------    ------     ------- ------
                     241        234          234       101        (504)   306
                  ------     ------       ------    ------     ------- ------
Current Liabilities
     Current
      portion of
      long-term
      debt             -          -            -         6           -      6
     Current capital
      leases           -          -            -         -           -      -
     Notes payable     -          -            -         -           -      -
     Accounts payable  -          -           19         7          36     62
     Accounts payable-
      related
      parties          2          -            1         -          (1)     2
     Accrued interest  -          -            -         1           -      1
     Accrued taxes     -          -            3        (1)          -      2
     Other             -          -            3         2           -      5
                  ------     ------       ------    ------     ------- ------
                       2          -           26        15          35     78
                  ------     ------       ------    ------     ------- ------
Non-current Liabilities
     Postretirement
      benefits         -          -            -         -           -      -
     Deferred income
      taxes            -          -            1         -           -      1
     Deferred
      investment
      tax credit       -          -            -         -           -      -
     Other             -          -           10         2           -     12
                  ------     ------       ------    ------     ------- ------
                       -          -           11         2           -     13
                  ------     ------       ------    ------     ------- ------
Total Stock-
holders' Equity
 and
Liabilities       $  243     $  234       $  271    $  118     $ (469) $  397
                  ======     ======       ======    ======     ======= ======




             CMS GENERATION INVESTMENT COMPANY I/II
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)



                          Jeguru-                    CMSG      CMSG     CMSG
                 CMSG     padu       CMSG      CMSG  Loy Yang  Loy Yang Jorf
                 Inv. Co. O&M Co.    Pinamucan Cebu  Holdings  Holdings Lasfar
                 I/II(8)  Mauritius  LDC       LDC   1 Ltd.    2 Ltd.   I LDC
Plant and Property
(At Cost)
  Independent
   power
   production     $    -   $    -     $   -    $   -  $    -    $   -    $   -
     Less
      accumulated
      depreciation,
      depletion and
      amortization     -        -         -        -       -        -        -
                  ------   ------    ------   ------  ------   ------   ------
                       -        -         -        -       -        -        -
     Construction
      work-in-
      progress         -        -         -        -       -        -        -
                  ------   ------    ------   ------  ------   ------   ------
                       -        -         -        -       -        -        -
                  ------   ------    ------   ------  ------   ------   ------
Investments
     Associated
      companies      186        -         -        -       -        -       26
     Other           119        8         6       14     192      195        -
                  ------   ------    ------   ------  ------   ------   ------
                     305        8         6       14     192      195       26
                  ------   ------    ------   ------  ------   ------   ------
Current Assets
     Cash and
      temporary
      cash
      investments      1        -         -        -       -        -        -
     Accounts
      receivable     324        -         2        3       3        2        -
     Materials and
      supplies         -        -         -        -       -        -        -
     Deferred
      income taxes     -        -         -        -       -        -        -
     Prepayments
      and other        -        -         1        -       -        -        -
                  ------   ------    ------   ------  ------   ------   ------
                     325        -         3        3       3        2        -
                  ------   ------    ------   ------  ------   ------   ------
Non-current Assets
     Postretirement
      benefits         -        -         -        -       -        -        -
     Other             1        -         -        -       -        -        -
                  ------   ------    ------   ------  ------   ------   ------
                       1        -         -        -       -        -        -
                  ------   ------    ------   ------  ------   ------   ------
Total Assets      $  631   $    8    $    9   $   17  $  195   $  197   $   26
                  ======   ======    ======   ======  ======   ======   ======


                  (Continued on Following Page)



             CMS GENERATION INVESTMENT COMPANY I/II
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)



                 CMSG    Jorf            Jorf               Inter-   CMSG
                 Jorf    Lasfar   Jorf   Lasfar    CMSG     company  Investment
                 Lasfar  Handels- Lasfar Power     Taweelah Elimina- Co. I/II
                 II Ltd. bolag    I HB   Energy HB Ltd.     tions    Consol.
Plant and Property
(At Cost)
  Independent
   power
   production     $    -  $    -   $   -  $    -    $    -   $    -   $    -
     Less
      accumulated
      depreciation,
      depletion and
      amortization     -       -       -       -         -        -        -
                  ------  ------  ------  ------    ------   ------   ------
                       -       -       -       -         -        -        -
     Construction
      work-in-
      progress         -       -       -       -         -        -        -
                  ------  ------  ------  ------    ------   ------   ------
                       -       -       -       -         -        -        -
                  ------  ------  ------  ------    ------   ------   ------
Investments
     Associated
      companies       26       -       -       -         -     (238)       -
     Other             -       2      26      24        14        -      600
                  ------  ------  ------  ------    ------   ------   ------
                      26       2      26      24        14     (238)     600
                  ------  ------  ------  ------    ------   ------   ------
Current Assets
     Cash and
      temporary cash
      investments      -       -       -       -         -        -        1
     Accounts
      receivable       -       -       -       -         -     (322)      12
     Materials
      and supplies     -       -       -       -         -        -        -
     Deferred income
      taxes            -       -       -       -         -        -        -
     Prepayments
      and other        -       -       -       -         -        -        1
                  ------  ------  ------  ------    ------   ------   ------
                       -       -       -       -         -     (322)      14
                  ------  ------  ------  ------    ------   ------   ------
Non-current Assets
     Postre-
      tirement
      benefits         -       -       -       -         -        -        -
     Other             -       -       -       -         -        -        1
                  ------  ------  ------  ------    ------   ------   ------
                       -       -       -       -         -        -        1
                  ------  ------  ------  ------    ------   ------   ------
Total Assets      $   26  $    2  $   26  $   24    $   14   $ (560)  $  615
                  ======  ======  ======  ======    ======   ======   ======



(8) Represents CMSG Investment Company I and CMSG Investment Company II consolidated.



             CMS GENERATION INVESTMENT COMPANY I/II
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)



                          Jeguru-                   CMSG      CMSG      CMSG
                 CMSG     padu      CMSG      CMSG  Loy Yang  Loy Yang  Jorf
                 Inv. Co. O&M Co.   Pinamucan Cebu  Holdings  Holdings  Lasfar
                 I/II(8)  Mauritius LDC       LDC   1 Ltd.    2 Ltd.    I LDC
Capitalization
     Common Stock-
      holders'
      Equity
       Common
        stock     $    -   $    -    $    -    $  -  $    -    $    -    $   -
       Other
        paid-in-
        capital      632        8        10      17     122       123        -
       Currency
        translation (113)       -         -      (5)    (54)      (54)       -
       Revaluation
        capital        -        -         -       -       -         -        -
       Retained
        earnings      69        -        (2)      3     (23)      (23)      25
                  ------   ------    ------  ------  ------    ------   ------
                     588        8         8      15      45        46       25
     Preferred
      stock            -        -         -       -       -         -        -
     Long-term debt    -        -         -       -       -         -        -
     Non-current
      capital leases   -        -         -       -       -         -        -
                  ------   ------    ------  ------  ------    ------   ------
                     588        8         8      15      45        46       25
                  ------   ------    ------  ------  ------    ------   ------
Current Liabilities
     Current
      portion of
      long-term
      debt             -        -         -       -       -         -        -
     Current
      capital leases   -        -         -       -       -         -        -
     Notes payable    41        -         -       -     160       161        -
     Accounts payable  -        -         -       -       -         -        -
     Accounts payable
       - related
       parties         1        -         1       2       -         -        1
     Accrued interest  1        -         -       -       -         -        -
     Accrued taxes     -        -         -       -       2         2        -
     Other             -        -         -       -       -         -        -
                  ------   ------    ------  ------  ------    ------   ------
                      43        -         1       2     162       163        1
                  ------   ------    ------  ------  ------    ------   ------
Non-current Liabilities
     Postre-
      tirement
      benefits         -        -         -       -       -         -        -
     Deferred
      income taxes     -        -         -       -     (12)      (12)       -
     Deferred
      investment
      tax credit       -        -         -       -       -         -        -
     Other             -        -         -       -       -         -        -
                  ------   ------    ------  ------  ------    ------   ------
                       -        -         -       -     (12)      (12)       -
                  ------   ------    ------  ------  ------    ------   ------
Total
Stockholders'
Equity
 and
Liabilities       $  631   $    8    $    9  $   17  $  195    $  197    $  26
                  ======   ======    ======  ======  ======    ======    ======


                  (Continued on Following Page)



             CMS GENERATION INVESTMENT COMPANY I/II
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)



               CMSG     Jorf            Jorf                Inter-   CMSG
               Jorf     Lasfar   Jorf   Lasfar     CMSG     company  Investment
               Lasfar   Handels- Lasfar Power      Taweelah Elimina- Co. I/II
               II Ltd.  bolag    I HB   Energy HB  Ltd.     tions    Consol.
Capitalization
     Common
     Stock-
     holders'
     Equity
       Common
       stock    $    -   $    -   $    - $   -      $    -   $    -   $    -
       Other
        paid-in-
        capital      -        -        -     -          14     (294)     632
       Currency
        translation  -        -        -     -           -      113     (113)
       Revaluation
        capital      -        -        -     -           -        -        -
       Retained
        earnings    25        2       26    24           -      (57)      69
                ------   ------   ------  ----      ------    -----   ------
                    25        2       26    24          14     (238)     588
     Preferred
      stock          -        -        -     -           -        -        -
     Long-term
      debt           -        -        -     -           -        -        -
     Non-current
      capital
      leases         -        -        -     -           -        -        -
                ------   ------   ------ -----      ------   ------   ------
                    25        2       26    24          14     (238)     588
                ------   ------   ------ -----      ------   ------   ------
Current Liabilities
     Current
      portion of
      long-term
      debt           -        -        -     -           -        -        -
     Current
      capital
      leases         -        -        -     -           -        -        -
     Notes payable   -        -        -     -           -     (321)      41
     Accounts
      payable        -        -        -     -           -        -        -
     Accounts
      payable
      - related
      parties        1        -        -     -           -       (1)       5
     Accrued
      interest       -        -        -     -           -        -        1
     Accrued taxes   -        -        -     -           -        -        4
     Other           -        -        -     -           -        -        -
                ------   ------   ------ -----      ------   ------   ------
                     1        -        -     -           -     (322)      51
                ------   ------   ------ -----      ------   ------   ------
Non-current
Liabilities
     Postre-
      tirement
      benefits       -        -        -     -           -        -        -
     Deferred
      income
      taxes          -        -        -     -           -        -      (24)
     Deferred
      investment
      tax credit     -        -        -     -           -        -        -
     Other           -        -        -     -           -        -        -
                ------   ------   ------ -----      ------   ------   ------
                     -        -        -     -           -        -      (24)
                ------   ------   ------ -----      ------   ------   ------
Total
Stockholders'
Equity
 and
Liabilities     $   26   $    2   $   26 $  24      $   14   $ (560)  $  615
                ======   ======   ====== =====      ======   ======   ======


(8) Represents CMSG Investment Company I and CMSG Investment Company II consolidated.



            CMS GAS TRANSMISSION AND STORAGE COMPANY
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)




        CMS Gas              CMS      CMS      CMS Gas      CMS       CMS
        Transmission CMS     Saginaw  Saginaw  Transmission Gas       Jackson
        & Storage    Antrim  Bay      Bay Lat. del Sur      Argentina Pipeline
        Company(9)   Company Company  Company  Company      Company   Company
Plant and
Property
(At Cost)
  Natural
   gas
   trans-
   mission,
   storage
   and pro-
   cessing   $    -   $   52  $    -   $    -    $    -      $    -     $   10
  Other           -        -       -        -         -           -          -
             ------   ------  ------   ------    ------      ------     ------
                  -       52       -        -         -           -         10
     Less
      accumu-
      lated
      depreciation,
      depletion
      and amortiz-
      ation       -       10       -        -         -           -          2
             ------   ------  ------   ------    ------      ------     ------
                  -       42       -        -         -           -          8
     Construction
      work-in-
      progress    2        -       -        -         -           -          -
             ------   ------  ------   ------    ------      ------     ------
                  2       42       -        -         -           -          8
             ------   ------  ------   ------    ------      ------     ------
Investments
  Associated
   companies    493        -       -        -         -           -          -
  Other         105        -      11        2        27         162          -
             ------   ------  ------   ------    ------      ------     ------
                598        -      11        2        27         162          -
             ------   ------  ------   ------    ------      ------     ------
Current Assets
   Cash and
    temporary
    cash
    investments   -        -       -        -         -           -          1
   Accounts
    receivable  133       10       -        -         -           -          1
   Materials
    and supplies  -        -       -        -         -           -          -
   Prepayments
    and other     6        1       -        -         -           -          -
             ------   ------  ------   ------    ------      ------     ------
                139       11       -        -         -           -          2
             ------   ------  ------   ------    ------      ------     ------
Non-current
Assets
   Postre-
    tirement
    benefits      -        -       -        -         -           -          -
   Other         31        -       -        -         -           -          -
             ------   ------  ------   ------    ------      ------     ------
                 31        -       -        -         -           -          -
             ------   ------  ------   ------    ------      ------     ------
Total Assets $  770   $   53  $   11   $    2    $   27      $  162     $   10
             ======   ======  ======   ======    ======      ======     ======



                 (Continued on Following Page)



            CMS GAS TRANSMISSION AND STORAGE COMPANY
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)



        CMS                  CMS Con-  CMS      CMS Gas    CMS        CMS
        Marysville  CMS      tinential Energy   Trans. of  Goldfields Grand Lacs
        Gas Liquids Methanol Nat. Gas, Chile    Australia  Gas Trans. Holding
        Company     Company  Inc.      Limitada Trust      Aust. Pty. Company
Plant and
Property
(At Cost)
  Natural
   gas trans-
   mission,
   storage
   and pro-
   cessing  $    3   $    -   $  172    $    -   $   41     $    -    $   29
  Other          -        -        -         -        -          -         -
            ------   ------   ------    ------   ------     ------    ------
                 3        -      172         -       41          -        29
   Less
    accumu-
    lated
    deprecia-
    tion,
    depletion
    and amor-
    tization     -        -        2         -        3          -         5
            ------   ------   ------    ------   ------     ------    ------
                 3        -      170         -       38          -        24
   Construc-
   tion work-
   in-progress   -        -        -         -        1          -         1
            ------   ------   ------    ------   ------     ------    ------
                 3        -      170         -       39          -        25
            ------   ------   ------    ------   ------     ------    ------
Investments
  Associated
   companies     -        -        -         -        -          -         -
  Other         15       22        -        70        -        114         -
            ------   ------   ------    ------   ------     ------    ------
                15       22        -        70        -        114         -
            ------   ------   ------    ------   ------     ------    ------
Current
Assets
  Cash and
   temporary
   cash
   invest-
   ments        -         -       19         -        3          -         -
  Accounts
   receivable   4         -       32         -       22          -         3
  Materials
   and supplies -         -        -         -        -          -         -
  Prepayments
   and other    1         -        2         -        -          -         -
           ------    ------   ------    ------   ------     ------    ------
                5         -       53         -       25          -         3
           ------    ------   ------    ------   ------     ------    ------
Non-current
Assets
  Postretire-
   ment
   benefits     -         -        -         -        -          -         -
  Other        11         -        -         -        -          -         1
           ------    ------   ------    ------   ------     ------    ------
               11         -        -         -        -          -         1
           ------    ------   ------    ------   ------     ------    ------
Total
Assets     $   34    $   22   $  223    $   70   $   64     $  114    $   29
           ======    ======   ======    ======   ======     ======    ======


                 (Continued on Following Page)



            CMS GAS TRANSMISSION AND STORAGE COMPANY
              Consolidating Balance Sheet - Assets
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                                   Cherokee       Inter-       CMS Gas
                                   Gas            company      Tran. & Stor.
                                   Processing     Elimina-     Company
                                   L.L.C.         tions        Consol.
Plant and Property (At Cost)
     Natural gas transmission,
       storage and processing       $   35         $    -         $  342
     Other                               -              -              -
                                    ------         ------         ------
                                        35              -            342
     Less accumulated depreciation,
       depletion and amortization        -              -            22
                                    ------         ------         ------
                                        35              -            320
     Construction work-in-progress       -              -              4
                                    ------         ------         ------
                                        35              -            324
                                    ------         ------         ------
Investments
     Associated companies                -           (493)             -
     Other                               -              -            528
                                    ------         ------         ------
                                         -           (493)           528
                                    ------         ------         ------
Current Assets
     Cash and temporary cash
       investments                       -              -             23
     Accounts receivable                 4           (112)            97
     Materials and supplies              -              -              -
     Prepayments and other               -              -             10
                                    ------         ------         ------
                                         4           (112)           130
                                    ------         ------         ------
Non-current Assets
     Postretirement benefits             -              -              -
     Other                               -              -             43
                                    ------         ------         ------
                                         -              -             43
                                    ------         ------         ------
Total Assets                        $   39         $ (605)        $1,025
                                    ======         ======         ======



(9) Represents CMS Gas Transmission and Storage Company, Petal Gas Storage Company and Grand Lacs Limited Partnership consolidated.



            CMS GAS TRANSMISSION AND STORAGE COMPANY
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)



          CMS Gas              CMS     CMS      CMS Gas      CMS       CMS
          Transmission CMS     Saginaw Saginaw  Transmission Gas       Jackson
          & Storage    Antrim  Bay     Bay Lat. del Sur      Argentina Pipeline
          Company(9)   Company Company Company  Company      Company   Company
Capitalization
  Common
  Stock-
  holders'
  Equity
   Common
    stock  $    -       $    -  $    -  $   -    $    -       $    -    $    -
   Other
    paid-
    in-
    capital   663            -      10      3        27          137         2
   Currency
    trans-
    lation    (15)           -       -      -         -            -         -
   Retained
    earnings    8            1      (1)    (1)        -           25         1
           ------       ------  ------ ------    ------       ------    ------
              656            1       9      2        27          162         3
 Preferred
  stock         -            -       -      -         -            -         -
   Long-
   term debt    -           39       -      -         -            -         4
Non-current
 capital
 leases         -            -       -      -         -            -         -
           ------       ------  ------ ------    ------       ------    ------
              656           40       9      2        27          162         7
           ------       ------  ------ ------    ------       ------    ------
Current
Liabilities
  Current
   portion
   of long-
   term
   debt         -            6       -      -         -            -         1
Current
  capital
  leases        -            -       -      -         -            -         -
Notes
 payable       92            -       -      -         -            -         -
Accounts
 payable        1            -       -      -         -            -         -
Accounts
 payable
 - related
 parties        5            -       -      -         -            -         -
Accrued
 interest       1            -       -      -         -            -         -
Accrued taxes  (2)           1       -      -         -            -         -
Other           -            -       -      -         -            -         -
           ------       ------  ------ ------    ------       ------    ------
               97            7       -      -         -            -         1
           ------       ------  ------ ------    ------       ------    ------
Non-current
Liabilities
 Postretire-
  ment
  benefits      2            -       -      -         -            -         -
 Deferred
  income
  taxes        15            6       2      -         -            -         1
 Deferred
  investment
  tax credit    -            -       -      -         -            -         -
 Other          -            -       -      -         -            -         1
           ------       ------  ------ ------    ------       ------    ------
               17            6       2      -         -            -         2
           ------       ------  ------ ------    ------       ------    ------
Total
Stock-
holders'
Equity
 and
Liabili-
ties      $  770        $   53  $   11 $    2    $   27       $  162    $   10
          ======        ======  ====== ======    ======       ======    ======



                  (Continued on Following Page)



            CMS GAS TRANSMISSION AND STORAGE COMPANY
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)



      CMS                  CMS Con-  CMS      CMS Gas   CMS         CMS
      Marysville  CMS      tinential Energy   Trans. of Goldfields  Grand Lacs
      Gas Liquids Methanol Nat. Gas, Chile    Australia Gas Trans.  Holding
      Company     Company  Inc.      Limitada Trust     Aust. Pty.  Company

Capital-
ization
  Common
  Stock-
  holders'
  Equity
   Common
    stock  $    -  $    -   $    -    $   -    $    -    $    -      $    -
   Other
    paid-
    in-
    capital    31      22       86       70        67         -          28
   Currency
    transla-
    tion        -       -        -        -       (13)       (2)          -
   Retained
    earnings    1       -       (2)       -         6         -          (1)
           ------  ------   ------   ------    ------    ------      ------
               32      22       84       70        60        (2)         27
   Preferred
    stock       -       -        -        -         -         -           -
   Long-term
    debt        -       -       50        -         -         -           -
   Non-current
    capital
    leases      -       -        5        -         -         -           -
           ------  ------   ------   ------    ------    ------      ------
               32      22      139       70        60        (2)         27
           ------  ------   ------   ------    ------    ------      ------
Current
Liabilities
 Current
  portion
  of long-
  term
  debt          -       -        -        -         -         -           -
 Curren
  capital
  leases        -       -        1        -         -         -           -
 Notes
  payable       -       -        6        -         -       116           -
 Accounts
  payable       1       -       33        -         1         -           -
 Accounts
  payable
  - related
    parties     -       -       11        -         -         -           -
 Accrued
  interest      -       -        -        -         -         -           -
 Accrued
  taxes         1       -        -        -         3         -           1
 Other          -       -       14        -         -         -           -
           ------  ------   ------   ------    ------    ------      ------
                2       -       65        -         4       116           1
           ------  ------   ------   ------    ------    ------      ------
Non-current
Liabilities
  Postretire-
   ment
   benefits     -       -        -        -         -         -           -
  Deferred
   income
   taxes        -       -        9        -         -         -           1
  Deferred
   investment
   tax credit   -       -        -        -         -         -           -
  Other         -       -       10        -         -         -           -
           ------  ------   ------   ------    ------    ------      ------
                -       -       19        -         -         -           1
           ------  ------   ------   ------    ------    ------      ------
Total
Stock-
holders'
Equity
 and
Liabili-
ties       $   34  $   22   $  223   $   70    $   64    $  114      $   29
           ======  ======   ======   ======    ======    ======      ======


                  (Continued on Following Page)



            CMS GAS TRANSMISSION AND STORAGE COMPANY
      Consolidating Balance Sheet - Equity and Liabilities
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                                  Cherokee        Inter-       CMS Gas
                                  Gas             company      Tran. & Stor.
                                  Processing      Elimina-     Company
                                  L.L.C.          tions        Consol.
Capitalization
     Common Stockholders' Equity
       Common stock                $    -         $    -        $    -
       Other paid-in-capital           23           (506)          663
       Currency translation             -             15           (15)
       Retained earnings                4            (33)            8
                                   ------         ------        ------
                                       27           (524)          656
     Preferred stock                    -              -             -
     Long-term debt                     -              -            93
     Non-current capital leases         -              -             5
                                   ------         ------        ------
                                       27           (524)          754
                                   ------         ------        ------
Current Liabilities
     Current portion of long-term
       debt                             -              -             7
     Current capital leases             -              -             1
     Notes payable                      -           (111)          103
     Accounts payable                   1             30            67
     Accounts payable - related
       parties                          -              -            16
     Accrued interest                   -              -             1
     Accrued taxes                      -              -             4
     Other                              1              -            15
                                   ------         ------        ------
                                        2            (81)          214
                                   ------         ------        ------
Non-current Liabilities
     Postretirement benefits            -              -             2
     Deferred income taxes              -              -            34
     Deferred investment tax credit     -              -             -
     Other                             10              -            21
                                   ------         ------        ------
                                       10              -            57
                                   ------         ------        ------
Total Stockholders' Equity
     and Liabilities               $   39         $ (605)       $1,025
                                   ======         ======        ======



(9) Represents CMS Gas Transmission and Storage Company, Petal Gas Storage Company and Grand Lacs Limited Partnership consolidated.



                     CMS ENERGY CORPORATION
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                                 Consumers   CMS           Inter-
                                 Energy      Enterprises   company   CMS Energy
                     CMS Energy  Company     Company       Elimina-  Corporation
                     Corp.(1)    Consol.     Consol.       tions     Consol.

Balance at
January 1, 1998       $ (379)     $  363      $  (320)     $  (43)    $ (379)

Net Income (Loss)        305         349           98        (416)       336

Less Dividends Paid
 Common Stock - CMS
  Energy                 129           -            -           -        129
 Class G                  11           -            -           -         11
 Preferred Stock           -          19           10         (10)        19
 Preferred
  Securities
  Distribution            14          18            -           -         32
    Associated
     Companies             6         241           83        (330)         -
                      ------      ------       ------      ------     ------
                         160         278           93        (340)       191
                      ------      ------       ------      ------     ------
Balance at
December 31, 1998     $ (234)     $  434       $ (315)     $ (119)    $ (234)
                      ======      ======       ======      ======     ======



(1)  Represents CMS Energy Corporation with Consumers Energy
     Company and CMS Enterprises Company included on the equity method of accounting.



                    CONSUMERS ENERGY COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                      Michigan  Huron    CMS                Inter-    Consumers
           Consumers  Gas       Hydro-   Midland   CMS      company   Power
           Energy     Storage   carbons  Holdings  Midland  Elimina-  Company
           Company(2) Company   Inc.     Company   Inc.     tions     Consol.
Balance at
January 1,
1998        $  364     $   24    $  2     $   23    $   47   $  (95)   $  363

Net Income
(Loss)         349          2       1          9        25      (37)      349

Less
Dividends
Paid
  Common
   Stock         -          -       -          -         -        -         -
  Preferred
   Stock        19          -       -          -         -        -        19
  Preferred
   Securities
   Distribu-
    tion        18          -       -          -         -        -        18
  Associated
   Companies   242          -       -          -         -       (1)      241
            ------     ------  ------     ------    ------   ------    ------
               279          -       -          -         -       (1)      278
            ------     ------  ------     ------    ------   ------    ------
Balance
at December
31, 1998    $  434     $   26  $   3      $   32    $   72   $ (133)   $  434
            ======     ====== ======      ======    ======   ======    ======


(2) Represents Consumers Energy Company, CMS Engineering Company, Consumers EnergyGuard Services, Inc. and ES Services Company consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.



                     CMS ENTERPRISES COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                        CMS      CMS        CMS      CMS              CMS Gas
            CMS         Oil and  Generation Resource Electric CMS  Tran. & Stor.
            Enterprises Gas Co.  Company    Dev.     & Gas    MS & T  Company
            Company(3)  Consol.  Consol.    Co.      Company  Company Consol.
Balance at
January 1,
1998          $ (324)     $   64   $(153)     $    3   $   (2)  $    3  $    8

Net Income
(Loss)            98           6      74           -      (13)       2      22

Less Dividends
Paid
  Common Stock     -           -       -           -        -        -       -
  Preferred
   Stock          10           -       -           -        -        -       -
  Associated
   Companies      83           -      48           -        -        -      22
              ------      ------  ------      ------   ------   ------  ------
                  93           -      48           -        -        -      22
              ------      ------  ------      ------   ------   ------  ------
Balance at
December 31,
1998          $ (319)     $   70  $(127)      $    3   $  (15)  $    5  $    8
              ======      ======  =====       ======   ======   ======  ======




                  (Continued on Following Page)



                     CMS ENTERPRISES COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                                                  Inter-         CMS
                    CMS            CMS            company        Enterprises
                    Land           Capital        Elimina-       Company
                    Company        Corp.          tions          Consol.
Balance at
January 1, 1998      $    8         $    1         $  72         $ (320)

Net Income (Loss)         5              4          (100)            98

Less Dividends Paid
     Common Stock         -              -             -              -
     Preferred Stock      -              -             -             10
     Associated
      Companies          13              -           (83)            83
                     ------         ------        ------         ------
                         13              -           (83)            93
                     ------         ------        ------         ------

Balance at
December 31, 1998    $    -         $    5        $   55         $ (315)
                     ======         ======        ======         ======



(3) Represents CMS Enterprises Company, CMS Capital Financial Services, Inc., CMS Lake Muskegon Company and Monarch Management Company consolidated with CMS Oil and Gas Company, CMS Generation Company, CMS Land Company,
     CMS Capital Corporation, CMS Marketing, Services and Trading Company, CMS Gas Transmission and Storage Company, CMS Resource Development Company and
     CMS Electric and Gas Company included on the equity method of accounting.



                     CMS OIL AND GAS COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)




                     CMS     CMS NOMECO  CMS      CMS NOMECO  CMS      CMS
        CMS          NOMECO  Inter-      NOMECO   Eq. Guinea  NOMECO   NOMECO
        Oil and Gas  Congo   national    Ecuador  Oil & Gas   Holdings E.G.
        Company(4)   Ltd.    Ltd.        LDC      Co.         Ltd.     LDC
Balance
at January
1, 1998       $   64  $    -  $ (44)      $  (33)  $    -      $    4   $   1

Net Income
(Loss)             6       1      6            3        -           -       -

Less Dividends
Paid
  Common Stock     -       -      -            -        -           -       -
  Preferred Stock  -       -      -            -        -           -       -
  Associated
   Companies       -       -      -            -        -           -       -
              ------  ------ ------       ------   ------      ------  ------
                   -       -      -            -        -           -       -
              ------  ------ ------       ------   ------      ------  ------
Balance at
December 31,
1998          $   70  $    1 $ (38)       $  (30)  $    -      $    4  $    1
              ======  ====== =====        ======   ======      ======  ======



                  (Continued on Following Page)



                     CMS OIL AND GAS COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


           CMS                Explota-    Terra    CMS          CMS       CMS
           NOMECO  NOMECO     ciones      Energy,  NOMECO       NOMECO    NOMECO
           E.G.    China Oil  CMS NOMECO  Ltd.     Interna.     Venezuela Alba
           Ltd.    Company    Inc.        Consol.  Inc. Consol. LDC       LDC
Balance
at January
1, 1998     $    -  $   (2)    $  (10)     $   22   $   21       $  (3)   $  1

Net Income
(Loss)           3       -          -           6       (7)          -       -

Less Dividends
 Paid
  Common Stock   -       -          -           -        -           -       -
  Preferred
   Stock         -       -          -           -        -           -       -
  Associated
   Companies     -       -          -           -        -           -       -
            ------  ------     ------      ------   ------      ------  ------
                 -       -          -           -        -           -       -
            ------  ------     ------      ------   ------      ------  ------

Balance at
December 31,
1998        $    3  $   (2)    $ (10)      $   28   $   14      $   (3) $    1
            ======  ======     ======      ======   ======      ======  ======


                  (Continued on Following Page)



                     CMS OIL AND GAS COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                                Inter-          CMS
                                company         Oil and Gas
                                Elimina-        Company
                                tions           Consol.

Balance at January 1, 1998       $   43          $   64

Net Income (Loss)                   (12)              6

Less Dividends Paid
     Common Stock                     -               -
     Preferred Stock                  -               -
     Associated Companies             -               -
                                 ------          ------
                                      -               -
                                 ------          ------
Balance at December 31, 1998     $   31          $   70
                                 ======          ======


(4)  Represents CMS Oil and Gas Company and CMS NOMECO Pipeline
     Company consolidated with CMS NOMECO International, Inc. and
     Terra Energy, Ltd. included on the equity method of accounting.



               CMS OIL AND GAS INTERNATIONAL, INC.
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                         CMS                        CMS
               CMS       NOMECO   CMS       CMS     NOMECO
               Oil & Gas Inter-   NOMECO    NOMECO, Int'l    Inter-   CMS
               Inter-    national Inter Eq. Int'l   Cote     company  NOMECO
               national  Congo,   Guinea,   Tunisia D'Ivoire Elimina- Inter.Inc.
               Inc. (5)  Inc.     Inc.      Inc.    Inc.     ions     Consol.

Balance at
January 1,
1998            $   21    $   14   $  (1)    $    1  $    -   $  (14)  $   21

Net Income
(Loss)              (7)       (1)      1          -      (4)       4       (7)

Less Dividends Paid
     Common Stock    -         -       -          -       -        -        -
     Preferred
      Stock          -         -       -          -       -        -        -
     Associated
      Companies      -         -       -          -       -        -        -
                ------    ------  ------     ------   -----   ------   ------
                     -         -       -          -       -        -        -
                ------    ------  ------     ------   -----   ------   ------

Balance at
December 31,
1998            $   14    $   13  $    -     $    1   $  (4)  $  (10)  $   14
                ======    ======  ======     ======   ======  ======   ======


(5)  Represents CMS NOMECO International, Inc., CMS NOMECO
     International Cameroon, Inc. and CMS NOMECO International
     Transportation, Inc. consolidated.



                       TERRA ENERGY, LTD.
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                                                    Energy   Inter-
                    Terra    Terra               Acquis.  company   Terra
                    Energy,  Pipeline  Kristen   Oper.    Elimina-  Energy,
                    Ltd.     Co.       Corp.     Co.      tions     Ltd. Consol.

Balance at
January 1, 1998     $   22   $    -    $   3     $    1   $   (4)   $   22

Net Income               6        -        -          -        -         6

Less Dividends Paid
     Common Stock        -        -        -          -        -         -
     Preferred Stock     -        -        -          -        -         -
     Associated
      Companies          -        -        -          -        -         -
                    ------   ------   ------     ------   ------    ------
                         -        -        -          -        -         -
                    ------   ------   ------     ------   ------    ------
Balance at
December 31, 1998   $   28   $    -   $   3      $    1   $   (4)   $   28
                    ======   ======  ======      ======   ======    ======



                     CMS GENERATION COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)



                         CMSG     CMSG            CMSG                CMSG
             CMS         Honey    Filer  CMSG     Grayling  CMSG      Int'l
             Generation  Lake     City   Holdings Holdings  Recycling Operating
             Co.(6)      Company  Inc.   Company  Company   Company   Company
Balance at
January 1,
1998         $ (153)     $   12   $   4  $  (12)  $   (2)   $    -    $    -

Net Income
(Loss)           75           6       2      10        1         -         2

Less
Dividends
Paid
  Common
   Stock          -           -       -       -        -         -          -
  Preferred
   Stock          -           -       -       -        -         -          -
  Associated
   Companies     48           -       1       5        2         1          -
             ------      ------  ------  ------   ------    ------     ------
                 48           -       1       5        2         1          -
             ------      ------  ------  ------   ------    ------     ------

Balance at
December 31,
1998         $ (126)     $   18  $   5   $   (7)  $   (3)   $   (1)    $    2
             ======      ====== ======   ======   ======    ======     ======



                  (Continued on Following Page)



                     CMS GENERATION COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                       HYDRA-CO          Jorf                CMS       CMSG
           CMS         Enter-            Lasfar     CMSG     Morocco   Inv. Co.
           Generation  prises    CTM     Operations Grayling Operating I/II
           S.A.        Consol.   Consol. Handelsb.  Company  Co. SCA   Consol.
Balance at
January 1,
1998        $   (1)     $  (51)   $  (1)  $    -     $   (3)  $    -    $   12

Net Income
(Loss)          (1)         22        -        2          -        2        57

Less Dividends
Paid
  Common
   Stock         -           -        -        -          -        -         -
  Preferred
   Stock         -           -        -        -          -        -         -
  Associated
   Companies     -          36        -        -          1        -         -
            ------      ------   ------   ------     ------   ------    ------
                 -          36        -        -          1        -         -
            ------      ------   ------   ------     ------   ------    ------

Balance at
December 31,
1998        $   (2)     $  (65)  $  (1)   $    2     $   (4)  $    2    $   69
            ======      ======   ======   ======     ======   ======    ======




                  (Continued on Following Page)



                     CMS GENERATION COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                        Jeguru-              CMS          Inter-      CMS
                        padu       CMSG      Generation   company     Generation
                        CMSG       Altoona   Inv. Co.     Elimina-    Company
                        Ltd.       Company   III          tions       Consol.
Balance at January 1,
1998                     $    1     $    1    $   1        $   39      $ (153)

Net Income (Loss)             3          2        2          (111)         74

Less Dividends Paid
     Common Stock             -          -        -             -           -
     Preferred Stock          -          -        -             -           -
     Associated Companies     -          -        -           (46)         48
                         ------     ------   ------        ------      ------
                              -          -        -           (46)         48
                         ------     ------   ------        ------      ------

Balance at
December 31, 1998        $    4     $    3   $    3        $  (26)     $ (127)
                         ======     ======   ======        ======      ======


(6) Represents CMS Generation Company, CMSG GP Company, CMSG Filer City Operating Company, CMSG Mon Valley Company, CMSG Genesee Company, CMSG Operating Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, Mid-Michigan Recycling L.L.C., CMSG Montreal Company, Oxford Tire Supply, Inc., OTR of Massachusetts, Inc., Oxford/CMS Development L.P. and CMS Jorf Lasfar III LDC consolidated with HYDRA-CO Enterprises, Inc., CMS Centrales Termicas S.A., CMSG Investment Company I and CMSG Investment Company II included on the equity method of accounting.



                   HYDRA-CO ENTERPRISES, INC.
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


               HYDRA-CO         CMS        New      HCE
               Enter-   HCE     Generation Bern     Rockfort CMSG    Lakewood
               prises,  Hudson, Oper. Co.  Project  Diesel,  Stratton Cogen.
               Inc.(7)  Inc.    II         Mgt.Inc. Inc.     Co.      L.P.
Balance at
January 1,
1998            $  (51)  $    2  $  (2)     $    1   $    1   $    -   $    -

Net Income
(Loss)              22        1      1           -        -       13        1

Less Dividends Paid
     Common Stock    -        -      -           -        -        -        -
     Preferred Stock -        -      -           -        -        -        -
     Associated
      Companies     36        -      -           -        -       28        -
                ------   ------ ------      ------   ------   ------   ------
                    36        -      -           -        -       28        -
                ------   ------ ------      ------   ------   ------   ------

Balance at
December 31,
1998            $  (65)  $    3 $  (1)      $    1   $    1   $  (15)  $    1
                ======   ====== ======      ======   ======   ======   ======




                  (Continued on Following Page)



                   HYDRA-CO ENTERPRISES, INC.
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                              Inter-         HYDRO-CO
                              Company        Enter-
                              Elimina-       prises
                              tions          Consol.
Balance at January 1, 1998    $   (2)        $  (51)

Net Income (Loss)                (16)            22

Less Dividends Paid
     Common Stock                  -              -
     Preferred Stock               -              -
     Associated Companies        (28)            36
                              ------         ------
                                 (28)            36
                              ------         ------
Balance at
December 31, 1998             $   10         $  (65)
                              ======         ======


(7)  Represents HYDRA-CO Enterprises, Inc., HCE Appomattox, Inc.,
     HCE Jamaica Development, Inc., HCE Lakewood, Inc. and HCE
     Imperial Valley, Inc. consolidated.



                   CMS CENTRALES TERMICAS S.A.
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                                       Centrales            Inter-
                  CMS         Cuyana      Termicas   CMS       company
                  Operating   S.A. de     Mendoza    Ensenada  Elimina- CTM
                  S.A.        Inversiones S.A.       S.A.      tions    Consol.
Balance at
January 1, 1998    $   (1)     $   (3)     $   1      $   (1)   $    3   $  (1)

Net Income              -           3          2          (1)       (4)      -

Less Dividends Paid
     Common Stock       -           -          -           -         -       -
     Preferred Stock    -           -          -           -         -       -
     Associated
      Companies         -           -          -           -         -       -
                   ------      ------     ------      ------    ------  ------
                        -           -          -           -         -       -
                   ------      ------     ------      ------    ------  ------

Balance at
December 31, 1998  $   (1)     $    -     $   3       $   (2)   $   (1) $   (1)
                   ======      ======     =====       ======    ======  ======




             CMS GENERATION INVESTMENT COMPANY I/II
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


                                             CMSG     CMSG     CMSG   CMSG
                    CMSG     CMSG      CMSG  Loy Yang Loy Yang Jorf   Jorf
                    Inv. Co. Pinamucan Cebu  Holdings Holdings Lasfar Lasfar
                    I/II(8)  LDC       LDC   1 Ltd.   2 Ltd.   I LDC  II LDC
Balance at January
1, 1998              $   12   $   (1)   $  3  $   (9)  $   (9)  $   -  $   -

Net Income (Loss)        57       (1)      -     (14)     (14)     25     25

Less Dividends Paid
     Common Stock         -        -       -       -        -       -      -
     Preferred Stock      -        -       -       -        -       -      -
     Associated
      Companies           -        -       -       -        -       -      -
                     ------   ------  ------  ------   ------  ------  -----
                          -        -       -       -        -       -      -
                     ------   ------  ------  ------   ------  ------ ------

Balance at
December 31, 1998    $   69   $   (2) $   3   $  (23)  $  (23) $   25 $   25
                     ======   ======  =====   ======   ======  ====== ======



                  (Continued on Following Page)



             CMS GENERATION INVESTMENT COMPANY I/II
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


                             Jorf              Jorf      Inter-    CMSG
                             Lasfar    Jorf    Lasfar    company   Investment
                             Handels-  Lasfar  Power     Elimina-  Co. I/II
                             bolag     I HB    Energy HB tions     Consol.
Balance at January 1, 1998    $    -    $    -  $    -    $   16    $   12

Net Income (Loss)                  2        26      24       (73)       57

Less Dividends Paid
     Common Stock                  -         -       -         -         -
     Preferred Stock               -         -       -         -         -
     Associated Companies          -         -       -         -         -
                              ------    ------  ------    ------    ------
                                   -         -       -         -         -
                              ------    ------  ------    ------    ------
Balance at December 31, 1998  $    2    $   26  $  24     $  (57)   $   69
                              ======    ======  =====     ======    ======



(8) Represents CMSG Investment Company I, CMSG Investment Company II, Jegurupadu O&M Company Mauritius and CMSG Taweelah Ltd.
     consolidated.



            CMS GAS TRANSMISSION AND STORAGE COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)


              CMS Gas              CMS     CMS       CMS      CMS      Grand
              Transmission CMS     Saginaw Gas       Saginaw  Jackson  Lacs
              & Storage    Antrim  Bay     Argentina Bay Lat. Pipeline Limited
              Company(9)   Company Company Company   Company  Company  Part.
Balance at
January 1,
1998           $    8       $   16  $  (1)  $   14    $   (1)  $    -   $  (2)

Net Income
(Loss)             22            4      1       11         -        1       2

Less Dividends
Paid
   Common Stock     -            -      -        -         -        -       -
   Preferred Stock  -            -      -        -         -        -       -
   Associated
    Companies      22           19      1        -         -        -       -
               ------       ------ ------   ------    ------   ------  ------
                   22           19      1        -         -        -       -
               ------       ------ ------   ------    ------   ------  ------

Balance at
December 31,
1998           $    8       $    1 $  (1)   $   25    $   (1)   $    1  $   -
               ======       ====== =====    ======    ======    ======  =====



                  (Continued on Following Page)



            CMS GAS TRANSMISSION AND STORAGE COMPANY
          Consolidating Statement of Retained Earnings
                        December 31, 1998
                          (In Millions)
                 (Continued from Previous Page)


     CMS         CMS Con-  CMS Gas   Cherokee   CMS        Inter-   CMS Gas
     Marysville  tinential Trans. of Gas        Grand Lacs Company  Tran. &Stor.
     Gas Liquids Nat. Gas, Australia Processing Holding    Elimina- Company
     Company     Inc.      Trust     L.L.C.     Company    tions    Consol.
Balance
at January
1, 1998     $   - $    -    $   3     $    4     $   (1)    $  (32)  $    8

Net
Income
(Loss)          1     (2)       3          -          2        (23)      22

Less
Dividends
Paid
  Common
   Stock       -       -        -          -          -          -        -
  Preferred
   Stock       -       -        -          -          -          -        -
  Associated
   Companies   -       -        -          -          2        (22)      22
          ------  ------   ------     ------     ------     ------   ------
               -       -        -          -          2        (22)      22
          ------  ------   ------     ------     ------     ------   ------

Balance
at Decem-
ber 31,
1998      $    1  $  (2)   $    6     $    4     $   (1)    $  (33)  $    8
          ======  =====    ======     ======     ======     ======   ======



(9) Represents CMS Gas Transmission and Storage Company and Petal Gas Storage Company consolidated.
